LKCM FUNDS

LKCM Aquinas Small Cap Fund

LKCM Aquinas Growth Fund

301 Commerce Street, Suite 1600

Fort Worth, Texas 76102

June 1, 2016

To the Shareholders of the LKCM Aquinas Small Cap Fund and the LKCM Aquinas Growth Fund:

We are pleased to announce that the LKCM Aquinas Small Cap Fund (“Small Cap Fund”) and the LKCM Aquinas Growth Fund (“Growth Fund”), each a series of LKCM Funds (“Trust”), are proposing to reorganize into the LKCM Aquinas Value Fund (“Value Fund” or “Acquiring Fund”), another series of the Trust (“Reorganizations”). If the Reorganizations are approved by shareholders of the Small Cap Fund and the Growth Fund, at the time the Reorganizations are completed, the Value Fund will change its name to the LKCM Aquinas Catholic Equity Fund (“Equity Fund”) and the Value Fund’s investment strategies and operating expenses, including its expense limitation agreement, will change to the investment strategies and operating expenses, including the expense limitation agreement, in the enclosed Proxy Statement and Prospectus (“Proxy Statement”). Luther King Capital Management Corporation (“LKCM”) serves as investment adviser to each of the Funds. The Board of Trustees of the Trust, including the independent trustees, has carefully reviewed these proposals and unanimously recommends that you vote “FOR” the Plan of Reorganization and Dissolution (“Plan”) to effect the proposed Reorganizations.

The Reorganizations will result in shareholders of the Small Cap Fund and the Growth Fund benefitting from significantly lower overall net expense ratios than currently in effect. Due to an expense limitation agreement between LKCM and the Equity Fund, which would take effect upon completion of the Reorganizations and continue until at least December 31, 2017, the cap on the net expense ratio of the Equity Fund would be 1.00% per annum (excluding interest, taxes, brokerage commissions, indirect fees and expenses related to investments in other investment companies, and extraordinary expenses), which is significantly lower than the 1.50% per annum cap on the net expense ratio currently in effect for each of the Small Cap Fund and the Growth Fund. Shareholders of the Small Cap Fund and the Growth Fund would also benefit from lower Rule 12b-1 distribution fee rates after completion of the Reorganizations, as the Rule 12b-1 distribution fee rate for the Equity Fund, which would take effect upon completion of the Reorganizations, would be 0.10% per annum compared to the 0.25% per annum Rule 12b-1 distribution fee rate currently in effect for the Small Cap Fund and the Growth Fund.

The principal investment strategies of the Small Cap Fund and the Growth Fund are similar to those of the Equity Fund. Like the Small Cap Fund and the Growth Fund, the Equity Fund seeks to invest primarily in equity securities of high quality companies that meet LKCM’s investment criteria and practice socially responsible investing within the framework provided by the United States Conference of Catholic Bishops’ Socially Responsible Investing Guidelines.

The Reorganizations are expected to provide other benefits to shareholders invested in the Small Cap Fund and the Growth Fund because the Reorganizations would provide a means for shareholders in the Small Cap Fund and the Growth Fund to continue to pursue their current investment objectives through the Equity Fund, a larger fund with projected lower expenses and better prospects to increase asset size and achieve economies of scale over time as compared to the Small Cap Fund and the Growth Fund continuing to pursue their investment objectives on a standalone basis.

A Special Meeting of Shareholders of the Small Cap Fund and the Growth Fund will be held at 9:00 a.m., Central Time, on July 20, 2016, at The Fort Worth Club, 306 West Seventh Street, 12th Floor, Fort Worth, Texas 76102, where you will be asked to vote, as applicable, on the proposals to reorganize the Small Cap Fund and the Growth Fund into the Acquiring Fund. A Combined Proxy Statement and Prospectus regarding the proposed

Reorganizations, a proxy card(s) for your vote at the meeting and a postage-prepaid envelope in which to return your proxy card(s) are enclosed.

If Small Cap Fund and Growth Fund shareholders, as applicable, approve the Plan, the Reorganizations are expected to take effect on or about July 29, 2016. At that time, the shares of the Small Cap Fund and/or the Growth Fund, as applicable, that you currently own would, in effect, be exchanged on a tax-free basis for shares of the Acquiring Fund with the same aggregate net asset values, as follows:

Proposed Reorganizations

Shares of the LKCM Aquinas Small Cap Fund exchanged forg	Shares of the LKCM Aquinas Value Fund, which would become the LKCM Aquinas Catholic Equity Fund upon completion of the Reorganizations
Shares of the LKCM Aquinas Growth Fund exchanged forg	Shares of the LKCM Aquinas Value Fund, which would become the LKCM Aquinas Catholic Equity Fund upon completion of the Reorganizations

No sales loads, commissions or other transactional fees will be imposed on shareholders of the Small Cap Fund or the Growth Fund in connection with the tax-free exchange of their shares for shares of the Acquiring Fund under the proposed Reorganizations.

The Reorganizations will occur only if shareholders of both the Small Cap Fund and the Growth Fund each separately approve its Reorganization.

The Board of Trustees of the Trust unanimously recommends that the shareholders of the Small Cap Fund and the Growth Fund, as applicable, vote “FOR” its respective Reorganization.

Detailed information about the proposals, including the similarities and differences between the Small Cap Fund and the Growth Fund, on the one hand, and the Equity Fund, on the other hand, is contained in the enclosed materials. The Equity Fund’s investment objectives, strategies and restrictions are described in the Proxy Statement because approval of the Plan is in effect an approval of the reorganization of each Acquired Fund into the Equity Fund. Whether or not you plan to attend the meeting in person, we need your vote. Once you have decided how you will vote, please promptly complete, sign, date and return the enclosed proxy card(s). If you have any questions regarding the proposals, please do not hesitate to call our proxy solicitor, AST Fund Solutions, LLC, at 1-800-581-5238.

Your vote is very important to us. Thank you for your response and for your continued investment in the Funds.

Respectfully,

J. Luther King, Jr.

President

LKCM FUNDS

LKCM Aquinas Small Cap Fund

LKCM Aquinas Growth Fund

301 Commerce Street, Suite 1600

Fort Worth, Texas 76102

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD JULY 20, 2016

To the Shareholders of the LKCM Aquinas Small Cap Fund and the LKCM Aquinas Growth Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (“Special Meeting”) of the LKCM Aquinas Small Cap Fund (“Small Cap Fund”) and the LKCM Aquinas Growth Fund (“Growth Fund”), each a series of LKCM Funds (“Trust”), will be held at 9:00 a.m., Central Time, on July 20, 2016, at The Fort Worth Club, 306 West Seventh Street, 12th Floor, Fort Worth, Texas 76102, to act on the following proposals.

1.	To approve the Plan of Reorganization and Dissolution adopted by the Board of Trustees of the Trust (“Plan”), with respect to the reorganization of the LKCM Aquinas Small Cap Fund into the LKCM Aquinas Value Fund, also a series of the Trust, which would become the LKCM Aquinas Catholic Equity Fund upon completion of the Reorganizations contemplated by the Plan.

2.	To approve the Plan, with respect to the reorganization of the LKCM Aquinas Growth Fund into the LKCM Aquinas Value Fund, also a series of the Trust, which would become the LKCM Aquinas Catholic Equity Fund upon completion of the Reorganizations contemplated by the Plan.

Those present and the appointed proxies also will transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof.

The Board of Trustees of the Trust unanimously recommends that you vote “FOR” the relevant proposal(s).

The proposals are discussed in greater detail in the attached Combined Proxy Statement and Prospectus (“Proxy Statement”). Holders of record of shares of the Small Cap Fund and the Growth Fund as of the close of business on May 20, 2016 are entitled to vote at the Special Meeting or any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on
July 20, 2016, or any adjournment or postponement thereof. This Notice and the Proxy Statement are available on the internet at www.proxyonline.com. On this website, you will be able to access the Notice, the Proxy Statement, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to shareholders. We encourage you to access and review all of the important information contained in the proxy materials before voting.

By Order of the Board of Trustees,

J. Luther King, Jr.

President

June 1, 2016

YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY SHARES YOU OWN

We urge you to vote your shares. Your prompt vote may save the Small Cap Fund and the Growth Fund the necessity of further solicitations. (If you own shares of both the Small Cap Fund and the Growth Fund, you may receive separate proxy cards for each Fund. Please vote each proxy card.) Shareholders may cast their vote by telephone, by mail, by the Internet and by automated touchtone as set forth below:

Phone:	To cast your vote by phone with a proxy voting representative, call the toll-free number found on the enclosed proxy card(s). You will be required to provide your control number found on the reverse side of your proxy card(s).

Mail:	To vote your proxy by mail, check the appropriate voting box on the reverse side of your proxy card(s), sign and date the card and return it in the enclosed postage-prepaid envelope. Allow sufficient time for the proxy card(s) to be received by 1:00 A.M., Eastern Time, on July 20, 2016. (However, proxies received after this time may still be voted in the event of any postponements or adjournments of the Special Meeting to a later date.) If you sign, date and return the proxy card(s) but give no voting instructions, the proxies will vote “FOR” the proposal(s).

The options below are available 24 hours a day/7 days a week.

Internet:	The web address and instructions for voting online can be found on your proxy card(s). You will be required to provide your control number found on the reverse side of your proxy card(s).

Automated Touchtone:	The toll-free number for automated touchtone telephone voting can be found on your proxy card(s). You must have the control number found on the reverse side of your proxy card(s).

If you have any questions regarding the proposals, the proxy card(s) or need assistance voting your shares, please contact AST Fund Solutions, LLC, each Fund’s proxy solicitor, toll-free at 1-800-581-5238. If a Fund does not receive your voting instructions after our original mailing, you may be contacted by us or by AST Fund Solutions, LLC, in either case, to remind you to vote.

If you can attend the Special Meeting and wish to vote your shares in person at that time, you will be able to do so. If you hold your shares in “street name” through a broker, bank or other nominee, you should contact your nominee about voting in person at the Special Meeting.

LKCM FUNDS

LKCM Aquinas Small Cap Fund

LKCM Aquinas Growth Fund

301 Commerce Street, Suite 1600

Fort Worth, Texas 76102

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT!

Dated: June 1, 2016

Question: What is this document and why did you send it to me?

Answer: The Board of Trustees (“Board”) of the LKCM Aquinas Small Cap Fund and the LKCM Aquinas Growth Fund (each of these Funds is referred to herein as an “Acquired Fund”), each a series of the LKCM Funds (“Trust”), upon the recommendation of Luther King Capital Management Corporation (“LKCM”), the investment adviser to each Fund, has voted unanimously to recommend to shareholders of each Acquired Fund the proposed reorganization of each Acquired Fund into the LKCM Aquinas Value Fund (“Value Fund” or “Acquiring Fund”), also a series of the Trust (each a “Reorganization”). If the Reorganizations are approved by shareholders of the Acquired Funds, at the time the Reorganizations are completed, the Value Fund will change its name to the LKCM Aquinas Catholic Equity Fund (“Equity Fund”) and the Value Fund’s investment strategies and operating expenses, including its expense limitation agreement, will change to the investment strategies and operating expenses, including the expense limitation agreement, described in the attached combined proxy statement and prospectus (“Proxy Statement”).

You are now being asked to vote to approve the Plan of Reorganization and Dissolution (“Plan”), which provides for the Reorganizations. In order to assist you with this decision, please see below for more information comparing the investment objectives, strategies and restrictions of the Acquired Funds and the Equity Fund. The Equity Fund’s investment objective, strategies and restrictions are described in the attached Proxy Statement because approval of the Plan is, in effect, an approval of the reorganization of each Acquired Fund into the Equity Fund. The attached Proxy Statement is a combined proxy statement for the Acquired Funds and a prospectus for the Equity Fund. The purposes of the Proxy Statement are to (1) solicit votes from shareholders of the Acquired Funds to approve the Plan; and (2) provide information regarding the Equity Fund.

You are receiving this Proxy Statement because, as of May 20, 2016, you were a shareholder of one or both Acquired Funds. Pursuant to the Plan, upon closing of the Reorganizations, your shares of an Acquired Fund will, in effect, convert to shares of the Equity Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of your Acquired Fund shares as of the scheduled close of regular trading on the New York Stock Exchange on the closing date of the Reorganizations, which is expected to take place on or about July 29, 2016 or on such later date as determined by the Trust (“Effective Date”). The Proxy Statement contains information that shareholders of the Acquired Funds should know before voting on the Plan, the form of which is attached to the Proxy Statement as Appendix A. The Proxy Statement should be retained for future reference.

Question: What is the purpose of the Reorganizations?

Answer: The primary purpose of the Reorganizations is to combine each Acquired Fund with the Acquiring Fund. The Reorganizations are expected to be beneficial to shareholders invested in the Acquired Funds because the Reorganizations would provide a means for shareholders of the Acquired Funds to continue to pursue their current investment objective through the Equity Fund, a larger fund with projected lower expenses and better prospects to increase asset size and achieve economies of scale over time as compared to the Acquired Funds continuing to pursue their investment objectives on a standalone basis. The Reorganizations will result in shareholders of the Acquired Funds benefitting from significantly lower overall net expense ratios than currently

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in effect. Due to an expense limitation agreement between LKCM and the Equity Fund, which would take effect upon completion of the Reorganizations and continue until at least December 31, 2017, the cap on the net expense ratio of the Equity Fund would be 1.00% per annum (excluding interest, taxes, brokerage commissions, indirect fees and expenses related to investments in other investment companies, and extraordinary expenses), significantly lower than the 1.50% per annum cap on the net expense ratio currently in effect for each of the Acquired Funds. Shareholders of the Acquired Funds would also benefit from lower Rule 12b-1 distribution fee rates after completion of the Reorganizations, as the Rule 12b-1 distribution fee rate for the Equity Fund, which would take effect upon completion of the Reorganizations, would be 0.10% per annum compared to the 0.25% per annum Rule 12b-1 distribution fee rate currently in effect for each of the Acquired Funds.

The principal investment strategies of the Acquired Funds are similar to those of the Equity Fund. Like the Acquired Funds, the Equity Fund seeks to invest primarily in equity securities of high quality companies that meet LKCM’s investment criteria and practice socially responsible investing within the framework provided by the United States Conference of Catholic Bishops’ Socially Responsible Investing Guidelines. LKCM recommends that the Acquired Funds be reorganized into the Acquiring Fund as contemplated by the Plan.

Question: How will the Reorganizations work?

Answer: On the closing date of the Reorganizations, each Acquired Fund will transfer all of its respective assets to the Acquiring Fund in exchange solely for shares of the Acquiring Fund having a NAV equal to the Acquired Fund’s NAV on the closing date of the Reorganizations and the Acquiring Fund’s assumption of all the liabilities of the Acquired Fund. Each Acquired Fund will then distribute those shares of the Acquiring Fund pro rata to its shareholders. At the time the Reorganizations are completed the name of the Acquiring Fund will change to the Equity Fund and the Acquiring Fund’s investment strategies and operating expenses, including the expense limitation agreement, will change to those of the Equity Fund. Immediately after the Reorganizations, each Acquired Fund shareholder will hold shares of the Equity Fund with the same aggregate NAV as the shares of the Acquired Fund that the shareholder held immediately prior to the Reorganizations. Subsequently, each Acquired Fund will be dissolved.

Please refer to the Proxy Statement for a detailed explanation of the proposals. If the Plan is approved by shareholders of each Acquired Fund at a Special Meeting of Shareholders of the Acquired Funds to be held on July 20, 2016 (including any adjournment or postponements thereof, the “Special Meeting”), the Reorganizations are expected to take place on or about the Effective Date.

Question: How will the Reorganizations affect me as a shareholder?

Answer: You will become a shareholder of the Equity Fund. The shares of the Equity Fund that you receive will have an aggregate NAV equal to the aggregate NAV of the shares you hold in an Acquired Fund(s) as of the Effective Date. The Reorganizations will not affect the value of your investment at the time of the Reorganizations. The Reorganizations are expected to be tax-free to each Acquired Fund and its shareholders.

Question: Will the service providers to the Acquired Funds change following the Reorganizations?

Answer: No. Each of the Acquired Funds and the Acquiring Fund retain LKCM as its investment adviser, Quasar Distributors, LLC as its distributor, U.S. Bank, N.A. (“U.S. Bank”) as its custodian, and U.S. Bank’s affiliate, U.S. Bancorp Fund Services, LLC, as its administrator, fund accountant and transfer agent. The Equity Fund will continue to retain these service providers after the Reorganizations.

Question: How will the Reorganizations affect the fees and expenses I pay as a shareholder of an Acquired Fund?

Answer: The Reorganizations will result in shareholders of the Acquired Funds benefitting from the significantly lower overall net expense ratio to be payable by the Equity Fund as compared to the current net

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expense ratios paid by the Acquired Funds. The total annual fund operating expenses for the Small Cap Fund and the Growth Fund for the fiscal year ended December 31, 2015 were 2.59% and 1.66%, respectively, of each Fund’s average daily net assets before a contractual expense cap, and 1.50% of each Acquired Fund’s average daily net assets after the expense cap. If the Reorganizations are completed, LKCM has contractually agreed to limit through at least December 31, 2017, the Equity Fund’s total annual fund operating expenses to 1.00% of its average daily net assets (excluding interest, taxes, brokerage commissions, indirect fees and expenses related to investments in other investment companies, including money market funds, and extraordinary expenses). If the Reorganizations are completed, the pro forma total annual fund operating expenses for the Equity Fund would be 1.33% of its average daily net assets before its contractual expense cap, and 1.00% of its average daily net assets after the expense cap. The expense cap for the Equity Fund may be changed or terminated only with the consent of the Board. After the initial term, the Board intends to consider the continuation of the Equity Fund’s expense cap arrangement on an annual basis. LKCM intends to recommend to the Board the continuation of such expense cap arrangement for the foreseeable future, although this existing practice could be changed in the future.

Shareholders of the Acquired Funds would also benefit from lower Rule 12b-1 distribution fee rates payable after completion of the Reorganizations, as the Rule 12b-1 distribution fee rate for the Equity Fund, which would take effect upon completion of the Reorganizations, would be 0.10% per annum compared to the 0.25% per annum Rule 12b-1 distribution fee rate currently in effect for each of the Acquired Funds. Neither of the Acquired Funds nor the Equity Fund assesses any front-end sales charge on purchases of its shares. Each of the Acquired Funds and the Equity Fund normally charges a redemption fee on sales of shares that are held for less than 30 days.

Question: Will the Reorganizations result in any federal income tax liability for either Acquired Fund or its shareholders?

Answer: We expect that neither the Acquired Funds nor any of their shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganizations. The Trust will receive an opinion from K&L Gates LLP, counsel to the Trust, confirming this position. Shareholders should consult their tax advisers about possible state and local tax consequences of the Reorganizations, if any, because the information about tax consequences in the Proxy Statement relates only to the federal income tax consequences of the Reorganizations.

Question: Will I be charged a sales charge or contingent deferred sales charge (CDSC) as a result of the Reorganizations?

Answer: No sales charges, commissions or other transactional fees will be imposed on shareholders by the Acquired Funds in connection with the Reorganizations.

Question: Why do I need to vote?

Answer: Your vote is needed to ensure that a quorum and sufficient votes are present at the Special Meeting so that each proposal can be acted upon. Your immediate response on your proxy card(s) will help prevent the need for any further solicitations for a shareholder vote, which will result in additional expenses. Your vote is very important to us regardless of the number of shares you own.

Question: How does the Board recommend that I vote?

Answer: After careful consideration and upon the recommendation of LKCM, the Board, including its independent trustees, unanimously recommends that shareholders of the Acquired Funds vote “FOR” each proposal.

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Question: Who is paying for expenses related to the Special Meeting and the Reorganizations?

Answer: LKCM will bear the Acquired Funds’ costs associated with the Reorganizations, including the costs relating to the Special Meeting (including the direct costs associated with the solicitation of proxies and the cost of copying, printing, and mailing proxy materials) and of preparing and filing the registration statement that includes this Proxy Statement.

Question: What happens if shareholders of one Acquired Fund approve the Plan but shareholders of the other Acquired Fund do not?

Answer: If shareholders of one Acquired Fund approve the Plan but shareholders of the other Acquired Fund do not, the Reorganizations will not be completed for either Acquired Fund. The Reorganizations will occur only if shareholders of both Acquired Funds approve the Plan.

Question: What will happen if the Reorganizations are not completed?

Answer: If the Reorganizations are not completed, the Board may consider other alternatives for the Acquired Funds.

Question: How do I vote my shares?

Answer: You can vote your shares by telephone, by mail, by the Internet and by automated touchtone as set forth below:

Phone:	To cast your vote by phone with a proxy voting representative, call the toll-free number found on your proxy card(s). You will be required to provide your control number found on the reverse side of your proxy card(s).

Mail:	To vote your proxy by mail, check the appropriate voting box on the reverse side of your proxy card(s), sign and date the card and return it in the enclosed postage-prepaid envelope. If you sign, date and return the proxy card(s) but give no voting instructions, the proxies will vote “FOR” the proposal(s).

The options below are available 24 hours a day/7 days a week.

Internet:	The web address and instructions for voting online can be found on your proxy card(s). You will be required to provide your control number found on the reverse side of your proxy card(s).

Automated Touchtone:	The toll-free number for automated touchtone telephone voting can be found on your proxy card(s). You must have the control number found on the reverse side of your proxy card(s).

Question: Who do I call if I have questions?

Answer: If you have any questions regarding the proposals, the proxy card(s) or need assistance voting your shares, please contact AST Fund Solutions, LLC, each Acquired Fund’s proxy solicitor, toll-free at 1-800-581-5238.

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COMBINED PROXY STATEMENT AND PROSPECTUS

FOR THE REORGANIZATIONS OF

LKCM Aquinas Small Cap Fund

LKCM Aquinas Growth Fund,

each a series of LKCM Funds

INTO

LKCM Aquinas Value Fund,

another series of LKCM Funds

June 1, 2016

301 Commerce Street, Suite 1600

Fort Worth, Texas 76102

1-800-423-6369

This Combined Proxy Statement and Prospectus (“Proxy Statement”) is being sent to you in connection with the solicitation of proxies by the Board of Trustees (“Board”) of LKCM Funds (“Trust”), an open-end management investment company, on behalf of the LKCM Aquinas Small Cap Fund (“Small Cap Fund”) and the LKCM Aquinas Growth Fund (“Growth Fund”), each a series of the Trust, for use at a Special Meeting of Shareholders (“Special Meeting”) of the Small Cap Fund and the Growth Fund to be held at 9:00 a.m., Central Time, on July 20, 2016, at The Fort Worth Club, 306 West Seventh Street, 12th Floor, Fort Worth, Texas 76102. At the Special Meeting, shareholders of the Small Cap Fund and the Growth Fund will be asked:

Proposal	Shareholders Entitled to Vote on the Proposal
1. To approve the Plan of Reorganization and Dissolution adopted by the Board (“Plan”) with respect to the reorganization of the LKCM Aquinas Small Cap Fund into the LKCM Aquinas Value Fund, also a series of the Trust, which would become the LKCM Aquinas Catholic Equity Fund upon completion of the reorganizations contemplated by the Plan.	Shareholders of the LKCM Aquinas Small Cap Fund

2. To approve the Plan, with respect to the reorganization of the LKCM Aquinas Growth Fund into the LKCM Aquinas Value Fund, also a series of the Trust, which would become the LKCM Aquinas Catholic Equity Fund upon completion of the reorganizations contemplated by the Plan.	Shareholders of the LKCM Aquinas Growth Fund

Each of the Small Cap Fund and the Growth Fund may be referred to herein as an “Acquired Fund” and the LKCM Aquinas Value Fund may be referred to herein as the “Value Fund” or the “Acquiring Fund.” The Value Fund will change its name to the LKCM Aquinas Catholic Equity Fund (“Equity Fund”) upon completion of the reorganizations contemplated by the Plan. Each Acquired Fund, the Acquiring Fund and the Equity Fund also may be referred to herein as a “Fund.”

This Proxy Statement sets forth the basic information you should know about the Equity Fund and the proposals before voting on the proposal(s). You should read it and keep it for future reference. Additional information relating to the Equity Fund and this Proxy Statement is set forth in the Statement of Additional Information to this Proxy Statement dated June 1, 2016, which is incorporated by reference into this Proxy Statement and is available upon request and without charge by writing to the Trust or by calling 1-800-423-6369. The Small Cap Fund and the Growth Fund expect that the Proxy Statement will be mailed to shareholders on or about June 6, 2016.

The following documents have been filed with the Securities and Exchange Commission (“SEC”) and are incorporated by reference into (legally considered to be part of) this Proxy Statement:

•	The Statement of Additional Information relating to the Reorganizations, dated June 1, 2016 (Filed herewith);

•	The Prospectus and Statement of Additional Information for the Acquired Funds and the Acquiring Fund, dated May 1, 2016 (Filed on April 29, 2016; Accession No. 0001193125-16-569657), as supplemented on June 1, 2016 (Accession No. 0001193125-16-610671); and

•	Annual Report to Shareholders of the Acquired Funds and the Acquiring Fund for the fiscal year ended December 31, 2015 (Filed on February 29, 2016; Accession No. 0001193125-16-482891).

The Acquired Funds’ and Acquiring Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2015, containing audited financial statements, has been previously mailed to shareholders. You may obtain a free copy of any of the documents listed above by writing to the Trust or by calling 1-800-423-6369. You also may obtain these documents by accessing the Internet site for the Trust at www.aquinasfunds.com.

The Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. Accordingly, it must file certain reports and other information with the SEC. Reports and other information about the Trust are available on the IDEA Database on the SEC’s Internet site at http://www.sec.gov. You may obtain copies of this information from the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Washington, DC 20549, at prescribed rates. You also can copy and review information about the Trust at the SEC’s Public Reference Room in Washington, DC, and at certain of the following SEC Regional Offices: New York Regional Office, 3 World Financial Center, Suite 400, New York, New York 10281; Miami Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Chicago Regional Office, 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Denver Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; Los Angeles Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036; Boston Regional Office, 33 Arch Street, 23rd Floor, Boston, MA 02110; Philadelphia Regional Office, The Mellon Independence Center, 701 Market Street, Philadelphia, PA 19106; Atlanta Regional Office, 3475 Lenox Road, N.E., Suite 1000, Atlanta, GA 30326; Fort Worth Regional Office, Burnett Plaza, Suite 1900, 801 Cherry Street, Unit 18, Fort Worth, TX 76102; Salt Lake Regional Office, 15 W. South Temple Street, Suite 1800, Salt Lake City, UT 84101; San Francisco Regional Office, 44 Montgomery Street, Suite 2600, San Francisco, CA 94104. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROXY STATEMENT IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Shares of the Acquiring Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal.

No person has been authorized to give any information or to make any representation other than those in this Proxy Statement, and, if given or made, such other information or representation must not be relied upon as having been authorized by the Trust.

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Page

SUMMARY	1

Overview	1
Reasons for the Reorganizations	1
Board Considerations	2

PROPOSAL 1: TO APPROVE THE PLAN OF REORGANIZATION AND DISSOLUTION WITH RESPECT TO THE REORGANIZATION OF THE LKCM AQUINAS SMALL CAP FUND INTO THE LKCM AQUINAS VALUE FUND, WHICH WOULD BECOME THE LKCM AQUINAS CATHOLIC EQUITY FUND UPON COMPLETION OF THE REORGANIZATIONS CONTEMPLATED BY THE PLAN	5

Comparison of Principal Investment Objectives, Strategies and Restrictions of the Funds	5
Comparison of Principal Risks	8
Comparison of Investment Restrictions and Limitations	8
Comparison of Fees and Expenses	9
Expense Example	10
Comparison of Performance Information	11
Comparison of Portfolio Turnover	13
Comparison of Distribution, and Purchase, Redemption and Exchange Procedures	13

PROPOSAL 2: TO APPROVE THE PLAN OF REORGANIZATION AND DISSOLUTION WITH RESPECT TO THE REORGANIZATION OF THE LKCM AQUINAS GROWTH FUND INTO THE LKCM AQUINAS VALUE FUND, WHICH WOULD BECOME THE LKCM AQUINAS CATHOLIC EQUITY FUND UPON COMPLETION OF THE REORGANIZATIONS CONTEMPLATED BY THE PLAN	14

Comparison of Principal Investment Objectives, Strategies and Restrictions of the Funds	14
Comparison of Principal Risks	17
Comparison of Investment Restrictions and Limitations	17
Comparison of Fees and Expenses	18
Expense Example	19
Comparison of Performance Information	19
Comparison of Portfolio Turnover	21
Comparison of Distribution, and Purchase, Redemption and Exchange Procedures	22

ADDITIONAL KEY INFORMATION ABOUT THE PROPOSALS	23

Additional Information About Principal Risk Factors	23
Comparison of Investment Restrictions and Limitations	26
Capitalization	29
Summary of the Proposed Reorganizations	29
Description of the Acquiring Fund’s Shares	30
Relative Rights and Preferences	30
Federal Income Tax Consequences	31
Tracking Your Basis and Holding Period	32

ADDITIONAL INFORMATION ABOUT THE EQUITY FUND	33

Investment Adviser	33
Other Service Providers	33
Tax Considerations	34

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SUMMARY

Overview

The Board, including all the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”), of the Trust (“Independent Trustees”), proposes that each Acquired Fund reorganize into the Acquiring Fund pursuant to the Plan (the form of which is attached to this Proxy Statement as Appendix A) (“Reorganizations”). If approved by shareholders of the Acquired Funds, at the time the Reorganizations are completed, the Value Fund will change its name to the Equity Fund and the Value Fund’s investment strategies and operating expenses, including its expense limitation agreement, will change to the investment strategies and operating expenses, including the expense limitation agreement, described below. Information regarding the Equity Fund’s investment strategies and operating expenses is provided in this Proxy Statement because approval of the Plan by shareholders is, in effect, an approval of the reorganizations of the Acquired Funds into the Equity Fund.

At a meeting held on February 23, 2016, the Board met in person with representatives of Luther King Capital Management Corporation (“LKCM” or “Adviser”), the investment adviser to the Acquired Funds and the Acquiring Fund, to consider the Reorganizations. The Board believes that the Reorganizations are in the best interests of each Acquired Fund, the Acquiring Fund and their respective shareholders. Each Reorganization will have three primary steps:

•	First, each Acquired Fund will transfer all of its respective assets to the Acquiring Fund in exchange solely for shares of the Acquiring Fund and the Acquiring Fund’s assumption of all the liabilities of the Acquired Fund;

•	Second, each Acquired Fund will then distribute those shares of the Acquiring Fund pro rata to its shareholders; and

•	Third, each Acquired Fund will be dissolved.

Approval of the Plan by an Acquired Fund constitutes approval of the transfer of the Acquired Fund’s assets, the assumption of its liabilities by the Acquiring Fund, the pro rata distribution of shares of the Acquiring Fund, and dissolution of the Acquired Fund. The shares of the Acquiring Fund issued in connection with the Reorganizations will have an aggregate net asset value (“NAV”) equal to the value of the assets that the Acquired Fund transfers to the Acquiring Fund, net of the Acquired Fund’s liabilities that the Acquiring Fund assumes. As a result, immediately after the Reorganizations, each Acquired Fund shareholder will hold shares of the Equity Fund with the same aggregate NAV as the shares of the Acquired Fund that he or she held immediately prior to the Reorganizations. No sales charge or fee of any kind will be charged to shareholders by the Acquired Funds in connection with the Reorganizations.

The Trust believes that each Reorganization will constitute a tax-free transaction for federal income tax purposes. The Funds will receive an opinion from K&L Gates LLP, counsel to the Trust, substantially to that effect. Therefore, shareholders should not recognize any gain or loss on the disposition of their Acquired Fund shares for federal income tax purposes as a direct result of the Reorganizations.

Subject to approval by shareholders of both Acquired Funds, the Reorganizations are expected to be effective at the close of business on July 29, 2016, or on such later date as determined by the Trust (“Effective Date”).

Reasons for the Reorganizations

The primary purpose of the Reorganizations is to combine each Acquired Fund with the Acquiring Fund. The Reorganizations are expected to be beneficial to shareholders invested in the Acquired Funds because the Reorganizations would provide a means for shareholders in the Acquired Funds to continue to pursue their current investment objectives through the Equity Fund, a larger fund with projected lower expenses and better prospects to increase asset size and achieve economies of scale over time as compared to each Acquired Fund continuing to pursue its investment objective on a standalone basis. Due to an expense limitation agreement between LKCM and the Equity Fund, which would take effect upon the completion of the Reorganizations, the Reorganizations will result in shareholders of the Acquired Funds benefitting from the significantly lower overall net expense ratio to be payable by the Equity Fund as compared to the net expense ratios currently paid by the Acquired Funds.

A comparison of the investment objectives, strategies, restrictions and principal risks of each Acquired Fund and the Equity Fund appears under the description of the proposals below. The Funds have identical distribution procedures, purchase procedures, exchange rights and redemption procedures, which are discussed in Appendix B to this Proxy Statement. Neither of the Acquired Funds nor the Equity Fund assesses any front-end sales charge on purchases of their shares. Each Fund normally charges a redemption fee on sales of shares that are held for less than 30 days. You will not incur any sales loads or similar transaction charges as a result of the Reorganizations.

The Board, upon the recommendation of LKCM, has unanimously approved the Plan with respect to each Acquired Fund. Accordingly, the Board is submitting the Plan for approval by the shareholders of each Acquired Fund. In considering whether to approve the proposals to approve the Plan (each, a “Proposal”), you should review the Proposal(s) for the Acquired Fund(s) in which you hold shares. In addition, you should review the other information in this Proxy Statement that relates to the Proposals and the Equity Fund. The Board recommends that you vote “FOR” the Proposals.

Board Considerations

In considering the approval of the Plan, the Board requested and evaluated information provided by LKCM regarding the Reorganizations. The Board also considered the recommendation of LKCM, discussions with representatives of LKCM, and the Board’s fiduciary duties under federal and state law. At the meeting, the Board, including the Independent Trustees, concluded that each Fund’s participation in the relevant Reorganization is in that Fund’s best interests and that the interests of existing shareholders of the Fund would not be diluted as a result of the Reorganizations, and approved the Plan.

In approving the Plan, the Board considered that the Reorganizations would permit shareholders invested in the Acquired Funds to continue to pursue the same investment objective and benefit from lower total annual operating expense ratios than currently in effect for the Acquired Funds. In addition the Board observed that reorganizing the Acquired Funds into the Acquiring Fund has the potential to help the Equity Fund achieve economies of scale over time for the benefit of shareholders. In addition, due to an expense limitation agreement between LKCM and the Equity Fund, to take effect upon the completion of the Reorganizations, the Reorganizations would result in Acquired Funds’ shareholders benefitting from the significantly lower overall net expense ratio to be payable by the Equity Fund as compared to the net expense ratios currently paid by each of the Acquired Funds.

The Board also considered the following matters, among others, in approving the Reorganizations:

The Terms and Conditions of the Plan. The Board considered the terms and conditions of the Plan, and, in particular, the following: (1) the shares of each Acquired Fund that shareholders currently own would, in effect, be exchanged on a tax-free basis for shares of the Acquiring Fund with the same aggregate NAV, (2) the requirement that the transfer of the assets of each Acquired Fund be in exchange for shares of the Acquiring Fund, and (3) the Acquiring Fund’s assumption of all liabilities of each Acquired Fund. The Board took note of the fact that no sales charges would be imposed on shareholders by a Fund in connection with the Reorganizations. The Board also noted that each Acquired Fund shareholder would receive the same aggregate NAV in shares of the Equity Fund as their Acquired Fund shares immediately prior to the closing of the

Reorganizations. The Board further noted that the Reorganizations would be submitted to each Acquired Fund’s shareholders for approval.

Similarity of Investment Objectives, Strategies, Restrictions and Risk Profiles. The Board considered that the investment objective of each Acquired Fund and the Equity Fund is identical. The Board also considered that the principal investment strategies of the Equity Fund are similar to those of the Acquired Funds, and that the Acquired Funds and the Equity Fund all practice socially responsible investing within the framework provided by the United States Conference of Catholic Bishops’ Socially Responsible Investing Guidelines (“Catholic Guidelines”). The Board considered that the Small Cap Fund focuses its investments in equity securities of smaller capitalization companies and the Growth Fund focuses its investments in equity securities of companies that LKCM believes primarily exhibit growth characteristics. The Board also considered that the Equity Fund would pursue an all-capitalization, core equity approach, which incorporates elements of growth and value investment styles into the socially responsible investing framework provided by the Catholic Guidelines.

The Board considered that, like the Small Cap Fund and the Growth Fund, the Equity Fund seeks to invest primarily in equity securities of high quality companies that meet LKCM’s investment criteria. Additionally, the Board considered that the fundamental and non-fundamental investment restrictions are identical for the Small Cap Fund and Equity Fund, and almost identical for the Growth Fund and the Equity Fund. The Board noted that the Funds also have comparable, though not identical, risk profiles. The Board considered that, following the Reorganizations, the combined Fund would be managed in accordance with the investment objective, strategies and restrictions (“Investment Criteria”) of the Equity Fund. The Board also considered that LKCM had reviewed each Acquired Fund’s current portfolio holdings and determined that those holdings are generally consistent and compatible with the Equity Fund’s Investment Criteria. Thus, if the Plan is approved by shareholders of each Acquired Fund, LKCM believes that a majority of the Acquired Funds’ assets could be transferred to and held by the Equity Fund, although it is expected that some of those holdings may not remain at or following the time of the Reorganizations due to normal portfolio turnover.

Continuity of Management and Service Providers. The Board considered that there would be no change in the Funds’ service providers after the Reorganizations. LKCM would continue to serve as investment adviser for the Equity Fund after the Reorganizations. The Board also considered that the Equity Fund would continue to retain Quasar Distributors, LLC as distributor, U.S. Bank, N.A. (“U.S. Bank”) as custodian, and U.S. Bank’s affiliate, U.S. Bancorp Fund Services, LLC, as administrator, fund accountant and transfer agent.

Expenses Relating to Reorganizations. The Board considered that the Acquired Funds, the Acquiring Fund and their respective shareholders will not incur any expenses in connection with the Reorganizations. In this regard, the Board considered that LKCM will bear all of the Funds’ direct expenses (other than brokerage or similar expenses) associated with the Reorganizations which are estimated to be approximately $200,000.

Lower Expense Ratios and Cap on Expenses. The Board considered that shareholders would benefit from a contractual expense limitation agreement between LKCM and the Equity Fund, which would take effect upon the completion of the Reorganizations and significantly lower the overall net expense ratio for the Equity Fund until at least December 31, 2017 to 1.00% per annum (excluding interest, taxes, brokerage commissions, indirect fees and expenses related to investments in other investment companies, and extraordinary expenses). This compares to the net expense ratios of 1.50% per annum currently in effect for each Acquired Fund. The Board also considered that the Reorganizations would result in the shareholders of the Small Cap Fund and the Growth Fund receiving the benefit of the lower Rule 12b-1 distribution fee rate payable by the Equity Fund, which would take effect upon completion of the Reorganizations, as compared to the Rule 12b-1 distribution fee rate currently paid by each Acquired Fund, and shareholders of the Small Cap Fund receiving the benefit of the lower advisory fee rate payable by the Equity Fund as compared to the advisory fee rate currently paid by the Small Cap Fund.

Economies of Scale. The Board considered the potential for the Acquired Funds and the Equity Fund to experience economies of scale as a result of the Reorganizations because certain fixed costs, such as legal, accounting, shareholder services and trustee expenses, would be spread over a larger asset base. The Board concluded that the structure may benefit shareholders as the Equity Fund grows.

Tax Consequences. The Reorganizations are not expected to have any direct adverse federal income tax consequences to the Funds or its shareholders.

No Dilution of Shareholder Interest. The Board considered that the interests of existing shareholders of the Acquired Funds and the Acquiring Fund would not be diluted as a result of the Reorganizations. The Board noted that, on the Effective Date, the Reorganizations would be effected on the basis of the respective NAV of each Acquired Fund and the Acquiring Fund, which will be determined in accordance with the Trust’s normal valuation procedures and are identical for all of the Funds.

Alternatives to the Reorganizations. The Board considered several alternatives to the Reorganization that were identified by LKCM. After considering the merits and viability of these other alternatives, the Board agreed with LKCM’s assessment that the Reorganizations were the most desirable alternative for shareholders of the Funds.

Reorganizations Contingent on Approval of the Plan by Shareholders of each Acquired Fund. The Board considered that the changes in the Value Fund to the Equity Fund and the completion of the Reorganizations are contingent upon the approval of the Plan by the shareholders of each Acquired Fund. If the Plan is not approved by the shareholders of both Acquired Funds, the Value Fund will not change its name to the LKCM Aquinas Catholic Equity Fund, the Value Fund’s investment strategies and operating expenses, including the expense limitation agreement, will not change to those of the Equity Fund, and the Reorganizations will not occur.

Potential Benefits of the Reorganization to LKCM and its Affiliates. The Board considered LKCM’s representation that the Reorganizations may have the effect of stabilizing capital activity and/or growing assets in the Funds, which have experienced increased net redemptions over the past several years. The Board considered that, if the Equity Fund’s total net assets increase over time as a result of the Reorganizations, LKCM could benefit from an increase in advisory fees and/or the payment of lower advisory fee waivers or expense reimbursements to meet any expense limitation arrangement.

Based on the foregoing and additional information presented at the Board meeting discussed above, the Board determined that the Reorganizations are in the best interests of each Fund and its shareholders. The Board unanimously approved the Plan, subject to approval by shareholders of each Acquired Fund, and the solicitation of the shareholders of each Acquired Fund to vote “FOR” the approval of the Plan.

PROPOSAL 1: TO APPROVE THE PLAN OF REORGANIZATION AND DISSOLUTION WITH RESPECT TO THE REORGANIZATION OF THE LKCM AQUINAS SMALL CAP FUND INTO THE LKCM AQUINAS VALUE FUND, WHICH WOULD BECOME THE LKCM AQUINAS CATHOLIC EQUITY FUND UPON COMPLETION OF THE REORGANIZATIONS CONTEMPLATED BY THE PLAN

This Proposal 1 requests your approval of the Plan pursuant to which the Small Cap Fund will be reorganized into the Value Fund. If the Plan is approved by shareholders of the Acquired Funds, at the time the Reorganizations are completed the Value Fund will change its name to the Equity Fund and the Value Fund’s investment strategies and operating expenses, including its expense limitation agreement, will change to the investment strategies and operating expenses, including the expense limitation agreement, described below. Information regarding the Equity Fund’s investment strategies and operating expenses is provided below because approval by shareholders of the Plan is, in effect, an approval of the reorganization of the Small Cap Fund into the Equity Fund.

Comparison of Principal Investment Objectives, Strategies and Restrictions of the Funds

The Funds have identical investment objectives. The Funds also have similar principal investment strategies. Each Fund seeks to invest primarily in equity securities of high quality companies that meet LKCM’s investment criteria and practice socially responsible investing within the framework provided by the Catholic Guidelines. The Small Cap Fund focuses its investments in equity securities of smaller capitalization companies, while the Equity Fund does not have a similar focus. Rather, the Equity Fund would pursue an all-capitalization, core equity approach, which incorporates elements of growth and value investment styles into the socially responsible investing framework provided by the Catholic Guidelines. Unlike the Small Cap Fund, the Equity Fund may invest in dividend paying securities.

	Small Cap Fund	Equity Fund
Investment Objective	The Fund seeks to maximize long-term capital appreciation, while incorporating Catholic values investing principles in the investment process.	Same.

	The Fund’s investment objective is non-fundamental, which means that it may be changed by action of the Board of Trustees of the Trust without shareholder approval.	Same.

Principal Investment Strategies	The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of smaller companies. The Fund primarily chooses investments that LKCM believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. Smaller companies are those with market capitalizations at the time of investment between $600 million and $4.5 billion. The Fund is not required to sell equity securities whose market values appreciate or depreciate outside this market capitalization range.	The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. The Fund primarily invests in companies that LKCM believes are likely to have above-average growth in revenues or earnings, above-average returns on shareholders’ equity, potential for above-average capital appreciation, and/or companies that LKCM believes have attractive relative valuations. The Fund may invest in equity securities of small, mid and large capitalization companies (unlike the Small Cap Fund which limits its investments

Small Cap Fund	Equity Fund

to companies whose market capitalizations, at the time of investment, are between $600 million and $4.5 billion), including dividend paying securities.

The Fund seeks to invest in equity securities of high quality companies that typically exhibit certain characteristics, including high profitability levels, strong balance sheet quality, competitive advantages, ability to generate excess cash flows, meaningful management ownership stakes, attractive reinvestment opportunities, strong market share positions, and/or attractive relative valuation. These equity securities may include common stocks, preferred stocks, securities convertible into common stock, American Depositary Receipts, real estate investment trusts, rights and warrants.	The Fund seeks to invest in equity securities of high quality companies that typically exhibit certain characteristics, including high profitability levels, strong balance sheet quality, competitive advantages, ability to generate excess cash flows, meaningful management ownership stakes, attractive reinvestment opportunities and/or strong market share positions. These equity securities may include common stocks, preferred stocks, securities convertible into common stock, American Depositary Receipts, real estate investment trusts, rights and warrants.

The Fund practices socially responsible investing within the framework provided by the Catholic Guidelines. The Fund’s investment approach incorporates the Catholic Guidelines through a combination of screening portfolio companies based on criteria set forth in the Catholic Guidelines, dialogue with companies whose policies and practices conflict with the Catholic Guidelines, and/or potentially excluding from the Fund’s portfolio the securities of those companies that are unwilling to alter their policies and practices over a reasonable period of time. LKCM monitors companies selected for the Fund for policies on various issues contemplated by the Catholic Guidelines. If the Fund invests in a company whose policies and practices are inconsistent with the Catholic Guidelines, LKCM may attempt to influence the company or sell the company’s securities or otherwise exclude future investments in such company.	Same.

The Fund has adopted a non-fundamental policy to notify its shareholders at least 60 days before it changes its 80% investment policy as described above.	Same.

	Small Cap Fund	Equity Fund
Temporary Defensive Position	To respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position, during which it generally would invest in cash, time deposits, commercial paper, certificates of deposits, short term corporate and government obligations, repurchase agreements and bankers’ acceptances. To the extent that the Fund engages in a temporary, defensive strategy, the Fund may not achieve its investment objective. A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance.	Same.

Investment Adviser	Luther King Capital Management Corporation	Same.

Portfolio Managers

Steven R. Purvis, CFA, is the lead portfolio manager of the Fund and oversees the investment team responsible for the Fund. Mr. Purvis joined LKCM in 1994 and serves as Principal, Vice President and Portfolio Manager. Mr. Purvis has served as a Trustee of the Trust since 2013. Mr. Purvis graduated with a Bachelor of Science in Business Administration from the University of Missouri and a Masters of Business Administration from the University of Missouri-Kansas City.

J. Luther King, Jr., CFA, CIC, is a member of the investment team responsible for the Fund. Mr. King has been President, Principal and Portfolio Manager of LKCM since 1979 and he has served as a Trustee of the Trust since 1994. Mr. King graduated with a Bachelor of Science and a Masters of Business Administration from Texas Christian University.

Jonathan B. Deweese, CFA, is a member of the investment team responsible for the Fund. Mr. Deweese joined LKCM in 2003 and serves as Principal, Vice President, Portfolio Manager and Analyst. Mr. Deweese graduated with a Bachelor of Science from the University of Arkansas and a Masters of Business Administration from the University of Texas.

Paul W. Greenwell is the lead portfolio manager of the Fund and oversees the investment team responsible for the Fund. Mr. Greenwell joined LKCM in 1983 and serves as Principal, Vice President and Portfolio Manager. Mr. Greenwell graduated with a Bachelor of Science from the University of Missouri.

Gary G. Walsh, CFA, CPA, is a member of the investment team responsible for the Fund. Mr. Walsh joined LKCM in 1994 and serves as Principal, Vice President and Portfolio Manager. Mr. Walsh graduated with a Bachelor of Business Administration from Southern Methodist University and a Masters of Business Administration from Texas Christian University.

Michael C. Yeager, CFA, CPA, is a member of the investment team responsible for the Fund. Mr. Yeager joined LKCM in 2001 and serves as Vice President and Director of Research. Mr. Yeager graduated with a Bachelor of Business Administration and a Masters of Business Administration from Texas Christian University.

R. Todd Truitt, CFA, is a member of the investment team responsible for the Fund. Mr. Truitt joined LKCM in 2001 and serves as Vice President, Portfolio Manager and Analyst. Mr. Truitt graduated with a Bachelor

Small Cap Fund	Equity Fund

Benjamin M. Cowan, CFA, is a member of the investment team responsible for the Fund. Mr. Cowan joined LKCM in 2005 and serves as an Analyst. Mr. Cowan graduated summa cum laude with a Bachelor of Business Administration in Finance and Accounting at Texas Christian University.	of Business Administration from Texas Christian University and a Masters of Business Administration from Northwestern University’s Kellogg Graduate School of Management.

Comparison of Principal Risks

The greatest risk of investing in the Funds is that you could lose money. There is no assurance that a Fund will achieve its investment objective. The following table compares the principal risks of an investment in the Small Cap Fund and the Equity Fund.

	Small Cap Fund	Equity Fund
Catholic Values Investing Risk	X	X
Dividend Paying Securities Risk		X
Equity Securities Risk	X	X
Growth Securities Risk		X
Inflation Risk	X	X
Investment Risk	X	X
Large Cap Risk		X
Market Risk	X	X
Mid Cap Risk		X
Security Selection Risk	X	X
Small Cap Risk	X	X
Value Securities Risk		X

The Small Cap Fund and the Equity Fund are subject to identical risks, except that the Equity Fund is also subject to dividend paying securities risk, growth securities risk, risks of investments in mid cap and large cap companies and value securities risk. An explanation of each principal risk to which the Small Cap Fund and Equity Fund are subject is set forth in “Additional Information About Principal Risk Factors” in the “Additional Key Information About the Proposals” section of this Proxy Statement.

Comparison of Investment Restrictions and Limitations

The Small Cap Fund and the Equity Fund have identical fundamental investment policies addressing diversification, industry concentration, senior securities, borrowing, underwriting, investments in real estate and commodities, and loans. These fundamental investment policies are set forth in “Comparison of Investment Restrictions and Limitations” in the “Additional Key Information About the Proposals” section of this Proxy Statement. As a fundamental policy, each restriction can be changed only with the affirmative vote of the lesser of: (1) at least 67% of the voting securities of the Fund present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

The Small Cap Fund and the Equity Fund have identical non-fundamental investment policies addressing purchasing securities on margin, pledging assets, illiquid securities, investments in other investment companies, and options or interests in oil, gas or other mineral exploration or leases. In addition each Fund has a policy that the Fund may not make any change in its investment policy of investing at least 80% of its net assets (plus any borrowings for investment purposes) in investments suggested by the Fund’s name without first providing its shareholders with at least 60 days’ prior notice. These non-fundamental investment policies, which are set forth in “Comparison of Investment Restrictions and Limitations” in the “Additional Key Information About the Proposals” section of this Proxy Statement may be changed by the Board without shareholder approval.

Comparison of Fees and Expenses

The following tables show the fees and expenses of the Small Cap Fund, the Value Fund (which will become the Equity Fund after giving effect to the proposed Reorganizations), and the pro forma fees and expenses of the Equity Fund after giving effect to the proposed Reorganizations. Expenses for the Small Cap Fund and the Value Fund are based on their respective operating expenses for the fiscal year ended December 31, 2015. The pro forma operating expenses of the Equity Fund assumes that the Reorganizations had been in effect for the fiscal year ended December 31, 2015.

If the Reorganizations are completed, LKCM has contractually agreed to cap expenses of the Equity Fund through December 31, 2017 to the extent that the Equity Fund’s total annual fund operating expenses exceed the annual rate of 1.00%, excluding interest, taxes, brokerage commissions, indirect fees and expenses related to investments in other investment companies, including money market funds, and extraordinary expenses. The expense cap for the Equity Fund may be changed or terminated only with the consent of the Board. After the initial term, the Board intends to consider the continuation of the Equity Fund’s expense cap arrangement on an annual basis. LKCM presently intends to recommend to the Board the continuation of such expense cap arrangement for the foreseeable future, although this existing practice could be changed in the future.

Shareholder Fees (fees paid directly from your investment)

	Small Cap Fund	Value Fund	Equity Fund After Reorganizations (pro forma)
Redemption fee (as a percentage of the amount redeemed on shares held for less than 30 days)	1.00%	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Small Cap Fund	Value Fund	Equity Fund After Reorganizations (pro forma)
Management Fees	1.00%	0.90%	0.90%

Distribution and Service (12b-1) Fees	0.25%	0.25%	0.10%

Other Expenses	1.34%	0.40%	0.33%

Total Annual Fund Operating Expenses	2.59%	1.55%	1.33%

Fee Cap and/or Expense Reimbursement	(1.09%)	(0.05%)	(0.33%)

Total Annual Fund Operating Expenses After Fee Cap and/or Expense Reimbursement (1) (2)	1.50%	1.50%	1.00%

(1)

LKCM has contractually agreed to waive all or a portion of its management fee and/or reimburse the Small Cap Fund and the Value Fund through April 30, 2017 in order to limit each Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 1.50%. The expense limitation excludes interest, taxes, brokerage commissions, indirect fees and expenses related to investments in other investment companies, including money market funds, and extraordinary expenses. Each fee waiver and expense reimbursement agreement may be terminated or changed only with the consent of the Board.
(2)	Contingent on the completion of the Reorganizations, LKCM has contractually agreed to waive all or a portion of its management fee and/or reimburse the Equity Fund through December 31, 2017 in order to limit the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 1.00%. The expense limitation excludes interest, taxes, brokerage commissions, indirect fees and expenses related to investments in other investment companies, including money market funds, and extraordinary expenses. The fee waiver and expense reimbursement agreement may be terminated or changed only with the consent of the Board.

Expense Example

The expense example below is intended to help you compare the cost of investing in shares of the Small Cap Fund with the cost of investing in shares of the Value Fund (which will become the Equity Fund after giving effect to the proposed Reorganizations) and of the Equity Fund on a pro forma basis after giving effect to the proposed Reorganizations. The Example assumes that you invest $10,000 in each Fund and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return and that each Fund’s Total Annual Fund Operating Expenses remain the same (except that the Example reflects the applicable fee waiver/expense reimbursement arrangement through the time periods described above). Although your actual costs may be higher or lower, based on these assumptions whether or not you redeem your shares, your costs would be as follows:

	One Year	Three Years	Five Years	Ten Years
Small Cap Fund	$153	$702	$1,278	$2,843
Value Fund	$153	$485	$840	$1,841
Equity Fund (Pro forma)	$102	$389	$697	$1,573

Comparison of Performance Information

The bar charts and tables below give some indication of the risks of an investment in the Small Cap Fund and the Acquiring Fund by showing yearly changes in their performance and by showing how the Funds’ average annual total returns for the past one-, five- and ten-years ended December 31, 2015 compare with those of a broad measure of market performance and an index of funds with similar investment objectives. Currently the Acquiring Fund operates as the Value Fund and will become the Equity Fund after giving effect to the proposed Reorganizations. The performance information below reflects the investment results of the Value Fund which has different investment strategies than the Equity Fund. Both the bar chart and the table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the periods shown. Past performance (before and after taxes) is not an indication of future performance. Updated performance information is available on the Funds’ website at www.aquinasfunds.com or by calling the Funds toll-free at 1-800-423-6369.

Small Cap Fund

Year-By-Year Percentage Returns

as of 12/31 of Each Year

For the ten-year period through December 31, 2015, the Small Cap Fund’s highest quarterly return was 18.68% for the second quarter of 2009 and the lowest quarterly return was -27.30% for the fourth quarter of 2008.

Value Fund

Year-By-Year Percentage Returns

as of 12/31 of Each Year

For the ten-year period through December 31, 2015, the Value Fund’s highest quarterly return was 16.73% for the second quarter of 2009 and the lowest quarterly return was -27.46% for the fourth quarter of 2008.

Small Cap Fund

Average Annual Total Returns for the Periods Ended December 31, 2015

	1 Year	5 Years	10 Years
Return Before Taxes	-4.74%	6.24%	5.30%

Return After Taxes on Distributions	-8.43%	4.26%	4.28%

Return After Taxes on Distributions and Sale of Fund Shares	0.46%	5.05%	4.33%

Russell 2000® Index (reflects no deductions for fees, expenses or taxes)	-4.41%	9.19%	6.80%

Lipper Small-Cap Core Funds Index (reflects no deduction for taxes)	-4.23%	8.64%	6.69%

Value Fund

Average Annual Total Returns for the Periods Ended December 31, 2015

	1 Year	5 Years	10 Years
Return Before Taxes	-3.28%	8.36%	6.27%

Return After Taxes on Distributions	-4.90%	7.26%	5.46%

Return After Taxes on Distributions and Sale of Fund Shares	-0.49%	6.62%	5.10%

Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes) (1)	-3.83%	11.27%	6.16%

Lipper Large-Cap Value Funds Index (reflects no deduction for taxes) (1)	-3.65%	10.07%	5.71%
S&P 500® Index (reflects no deduction for fees, expenses or taxes) (2)	1.38%	12.57%	7.31%

Lipper Large-Cap Core Funds Index (reflects no deduction for taxes) (2)	-0.67%	10.97%	6.35%

(1)	The Russell 1000® Value Index and the Lipper Large-Cap Value Funds Index have characteristics relevant to the Value Fund’s investment strategies.
(2)	The S&P 500® Index and the Lipper Large-Cap Core Funds Index have characteristics relevant to the Equity Fund’s investment strategies.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. In addition, the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.

Comparison of Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in larger distributions of net realized capital gains and, therefore, higher taxes for shareholders whose shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the performance of the Funds. The portfolio turnover rates during their fiscal year ended December 31, 2015 were approximately 72% of the average value of its portfolio for the Small Cap Fund and approximately 11% of the average value of its portfolio for the Value Fund.

Comparison of Distribution, and Purchase, Redemption and Exchange Procedures

The Small Cap Fund and the Equity Fund have identical distribution procedures, purchase procedures, redemption procedures and exchange rights which are discussed in Appendix B to this Proxy Statement.

AFTER CAREFUL CONSIDERATION, THE BOARD UNANIMOUSLY APPROVED THE PLAN WITH RESPECT TO THE SMALL CAP FUND. ACCORDINGLY, THE BOARD HAS SUBMITTED THE PLAN FOR APPROVAL BY THE FUND’S SHAREHOLDERS. THE BOARD RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 1.

PROPOSAL 2: TO APPROVE THE PLAN OF REORGANIZATION AND DISSOLUTION WITH RESPECT TO THE REORGANIZATION OF THE LKCM AQUINAS GROWTH FUND INTO THE LKCM AQUINAS VALUE FUND, WHICH WOULD BECOME THE LKCM AQUINAS CATHOLIC EQUITY FUND UPON COMPLETION OF THE REORGANIZATIONS CONTEMPLATED BY THE PLAN

This Proposal 2 requests your approval of the Plan pursuant to which the Growth Fund will be reorganized into the Value Fund. If the Plan is approved by shareholders of the Acquired Funds, at the time the Reorganizations are completed the Value Fund will change its name to the Equity Fund and the Value Fund’s investment strategies and operating expenses, including its expense limitation agreement, will change to the investment strategies and operating expenses, including the expense limitation agreement, described below. Information regarding the Equity Fund’s investment strategies and operating expenses is provided below because approval by shareholders of the Plan is, in effect, an approval of the reorganization of the Growth Fund into the Equity Fund.

Comparison of Principal Investment Objectives, Strategies and Restrictions of the Funds

The Funds have identical investment objectives. The Funds also have similar principal investment strategies. Each Fund seeks to invest primarily in equity securities of high quality companies that meet LKCM’s investment criteria and practice socially responsible investing within the framework provided by the Catholic Guidelines. The Growth Fund focuses its investments in equity securities of companies that LKCM believes primarily exhibit growth characteristics, while the Equity Fund would pursue an all-capitalization, core equity approach, which incorporates elements of growth and value investment styles into the socially responsible investing framework provided by the Catholic Guidelines. Unlike the Growth Fund, the Equity Fund may invest in dividend paying securities.

	Growth Fund	Equity Fund
Investment Objective	The Fund seeks to maximize long-term capital appreciation, while incorporating Catholic values investing principles in the investment process.	Same.

	The Fund’s investment objective is non-fundamental, which means that it may be changed by action of the Board of Trustees of the Trust without shareholder approval.	Same.

Principal Investment Strategies	The Fund seeks to achieve its investment objective by investing under normal circumstances in securities that LKCM believes generally have above-average growth in revenue and/or earnings, above-average returns on shareholders’ equity, and/or potential for above-average capital appreciation. The Fund may invest in equity securities of small, mid and large capitalization companies.	The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. The Fund primarily invests in companies that LKCM believes are likely to have above-average growth in revenues or earnings, above-average returns on shareholders’ equity, potential for above-average capital appreciation, and/or companies that LKCM believes have attractive relative valuations. The Fund may invest in equity securities of small, mid and large capitalization companies, including dividend paying securities.

Growth Fund	Equity Fund
The Fund seeks to invest in equity securities of high quality companies that typically exhibit certain characteristics, including high profitability levels, strong balance sheet quality, competitive advantages, ability to generate excess cash flows, meaningful management ownership stakes, attractive reinvestment opportunities, strong market share positions, and/or attractive relative valuation. These equity securities may include common stocks, preferred stocks, securities convertible into common stock, American Depositary Receipts, real estate investment trusts, rights and warrants.	The Fund seeks to invest in equity securities of high quality companies that typically exhibit certain characteristics, including high profitability levels, strong balance sheet quality, competitive advantages, ability to generate excess cash flows, meaningful management ownership stakes, attractive reinvestment opportunities and/or strong market share positions. These equity securities may include common stocks, preferred stocks, securities convertible into common stock, American Depositary Receipts, real estate investment trusts, rights and warrants.

The Fund practices socially responsible investing within the framework provided by the Catholic Guidelines. The Fund’s investment approach incorporates the Catholic Guidelines through a combination of screening portfolio companies based on criteria set forth in the Catholic Guidelines, dialogue with companies whose policies and practices conflict with the Catholic Guidelines, and/or potentially excluding from the Fund’s portfolio the securities of those companies that are unwilling to alter their policies and practices over a reasonable period of time. LKCM monitors companies selected for the Fund for policies on various issues contemplated by the Catholic Guidelines. If the Fund invests in a company whose policies and practices are inconsistent with the Catholic Guidelines, LKCM may attempt to influence the company or sell the company’s securities or otherwise exclude future investments in such company.	Same.

The Fund has adopted a non-fundamental policy to notify its shareholders at least 60 days before it changes its 80% investment policy as described above.

	Growth Fund	Equity Fund
Temporary Defensive Position	To respond to adverse market, economic, political or other conditions, each Fund may assume a temporary defensive position, during which it generally would invest in cash, time deposits, commercial paper, certificates of deposits, short term corporate and government obligations, repurchase agreements and bankers’ acceptances. To the extent that a Fund engages in a temporary, defensive strategy, the Fund may not achieve its investment objective. A defensive position, taken at the wrong time, may have an adverse impact on a Fund’s performance.	Same.

Investment Adviser	Luther King Capital Management Corporation	Same.

Portfolio Managers

Gary G. Walsh, CFA, CPA, is the lead portfolio manager of the Fund and oversees the investment team responsible for the Fund. Mr. Walsh joined LKCM in 1994 and serves as Principal, Vice President and Portfolio Manager. Mr. Walsh graduated with a Bachelor of Business Administration from Southern Methodist University and a Masters of Business Administration from Texas Christian University.

Paul W. Greenwell is a member of the investment team responsible for the Fund. Mr. Greenwell joined LKCM in 1983 and serves as Principal, Vice President and Portfolio Manager. Mr. Greenwell graduated with a Bachelor of Science from the University of Missouri.

James J. Kerrigan, CFA, is a member of the investment team responsible for the Fund. Mr. Kerrigan joined LKCM in 1996 and serves as Vice President and Analyst. Mr. Kerrigan graduated cum laude with a Bachelor of Science from the University of Alabama at Birmingham.

David M. Lehmann, CFA, is a member of the investment team responsible for the Fund. Mr. Lehmann joined LKCM in 2003 and serves as Vice President, Portfolio Manager and Analyst. Mr. Lehmann graduated with a Bachelor of Science from the University of Oklahoma and a Masters of Business Administration from Southern Methodist University.

Paul W. Greenwell is the lead portfolio manager of the Fund and oversees the investment team responsible for the Fund. Mr. Greenwell joined LKCM in 1983 and serves as Principal, Vice President and Portfolio Manager. Mr. Greenwell graduated with a Bachelor of Science from the University of Missouri.

Gary G. Walsh, CFA, CPA, is a member of the investment team responsible for the Fund. Mr. Walsh joined LKCM in 1994 and serves as Principal, Vice President and Portfolio Manager. Mr. Walsh graduated with a Bachelor of Business Administration from Southern Methodist University and a Masters of Business Administration from Texas Christian University.

Michael C. Yeager, CFA, CPA, is a member of the investment team responsible for the Equity Fund. Mr. Yeager joined LKCM in 2001 and serves as Vice President and Director of Research. Mr. Yeager graduated with a Bachelor of Business Administration and a Masters of Business Administration from Texas Christian University.

R. Todd Truitt, CFA, is a member of the investment team responsible for the Equity Fund. Mr. Truitt joined LKCM in 2001 and serves as Vice President, Portfolio Manager and Analyst. Mr. Truitt graduated with a Bachelor of Business Administration from Texas Christian University and a Masters of Business Administration from Northwestern University’s Kellogg Graduate School of Management.

Comparison of Principal Risks

The greatest risk of investing in the Funds is that you could lose money. There is no assurance that a Fund will achieve its investment objective. The following table compares the principal risks of an investment in the Growth Fund and the Equity Fund.

	Growth Fund	Equity Fund
Catholic Values Investing Risk	X	X

Dividend Paying Securities Risk		X

Equity Securities Risk	X	X

Growth Securities Risk	X	X

Inflation Risk	X	X

Investment Risk	X	X

Large Cap Risk	X	X

Market Risk	X	X

Mid Cap Risk	X	X

Security Selection Risk	X	X

Small Cap Risk	X	X

Value Securities Risk		X

The Growth Fund and the Equity Fund are subject to identical risks, except that the Equity Fund is also subject to dividend paying securities risk and value securities risk. An explanation of each principal risk to which the Growth Fund and Equity Fund are subject is set forth in “Additional Information Principal Risk Factors” in the “Additional Key Information About the Proposals” section of this Proxy Statement.

Comparison of Investment Restrictions and Limitations

The Growth Fund and the Equity Fund have identical fundamental investment policies addressing diversification, industry concentration, senior securities, borrowing, underwriting, investments in real estate and commodities, and loans. These fundamental investment policies are set forth in “Comparison of Investment Restrictions and Limitations” in the “Additional Key Information About the Proposals” section of this Proxy Statement. A fundamental policy of a Fund cannot be changed without the affirmative vote of the lesser of: (1) at least 67% of the voting securities of the Fund present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

The Growth Fund and the Equity Fund have identical non-fundamental investment policies addressing purchasing securities on margin, pledging assets, illiquid securities, investments in other investment companies, and options or interests in oil, gas or other mineral exploration or leases. In addition the Equity Fund has a policy that the Fund may not make any change in its investment policy of investing at least 80% of its net assets (plus any borrowings for investment purposes) in investments suggested by the Fund’s name without first providing its shareholders with at least 60 days’ prior notice. These non-fundamental investment policies, which are set forth in “Comparison of Investment Restrictions and Limitations” in the “Additional Key Information About the Proposals” section of this Proxy Statement may be changed by the Board without shareholder approval.

Comparison of Fees and Expenses

The following tables show the fees and expenses of the Growth Fund, the Value Fund (which will become the Equity Fund after giving effect to the proposed Reorganizations), and the pro forma fees and expenses of the Equity Fund after giving effect to the proposed Reorganizations. Expenses for the Growth Fund and the Value Fund are based on their respective operating expenses for the fiscal year ended December 31, 2015. The pro forma operating expenses of the Equity Fund assumes that the Reorganizations had been in effect for the fiscal year ended December 31, 2015.

If the Reorganizations are completed, LKCM has contractually agreed to cap expenses of the Equity Fund through December 31, 2017 to the extent that the Equity Fund’s total annual fund operating expenses exceed the annual rate of 1.00%, excluding interest, taxes, brokerage commissions, indirect fees and expenses related to investments in other investment companies, including money market funds, and extraordinary expenses. The expense cap for the Equity Fund may be changed or terminated only with the consent of the Board. After the initial term, the Board intends to consider the continuation of the Equity Fund’s expense cap arrangement on an annual basis. LKCM presently intends to recommend to the Board the continuation of such arrangement for the foreseeable future, although this existing practice could be changed in the future.

Shareholder Fees (fees paid directly from your investment)

	Growth Fund	Value Fund	Equity Fund After Reorganizations (pro forma)
Redemption fee (as a percentage of the amount redeemed on shares held for less than 30 days)	1.00%	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Growth Fund	Value Fund	Equity Fund After Reorganizations (pro forma)
Management Fees	0.90%	0.90%	0.90%

Distribution and Service (12b-1) Fees	0.25%	0.25%	0.10%

Other Expenses	0.51%	0.40%	0.33%

Total Annual Fund Operating Expenses	1.66%	1.55%	1.33%

Fee Cap and/or Expense Reimbursement	(0.16%)	(0.05%)	(0.33%)

Total Annual Fund Operating Expenses After Fee Cap and/or Expense Reimbursement (1),(2)	1.50%	1.50%	1.00%

(1)	LKCM has contractually agreed to waive all or a portion of its management fee and/or reimburse the Growth Fund and the Value Fund through April 30, 2017 in order to limit each Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 1.50%. This expense limitation excludes interest, taxes, brokerage commissions, indirect fees and expenses related to investments in other investment companies, including money market funds, and extraordinary expenses. Each fee waiver and expense reimbursement agreement may be terminated or changed only with the consent of the Board.
(2)

Contingent on the completion of the Reorganizations, LKCM has contractually agreed to waive all or a portion of its management fee and/or reimburse the Equity Fund through December 31, 2017 in order to limit the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 1.00% This expense limitation excludes interest, taxes, brokerage commissions, indirect fees and expenses related to investments in other investment companies, including money market funds, and extraordinary expenses. The fee waiver and expense reimbursement agreement may be terminated or changed only with the consent of the Board.

Expense Example

The expense example below is intended to help you compare the cost of investing in shares of the Growth Fund with the cost of investing in shares of the Value Fund (which will become the Equity Fund after giving effect to the proposed Reorganizations) and of the Equity Fund on a pro forma basis after giving effect to the proposed Reorganizations. The Example assumes that you invest $10,000 in each Fund and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return and that each Fund’s Total Annual Fund Operating Expenses remain the same, except that the Example reflects the applicable fee waiver/expense reimbursement arrangement through the time periods described above. Although your actual costs may be higher or lower, based on these assumptions, whether or not you redeem your shares, your costs would be as follows:

	One Year	Three Years	Five Years	Ten Years
Growth Fund	$153	$508	$887	$1,952
Value Fund	$153	$485	$840	$1,841
Equity Fund (Pro forma)	$102	$389	$697	$1,573

Comparison of Performance Information

The bar charts and tables below give some indication of the risks of an investment in the Growth Fund and the Acquiring Fund by showing yearly changes in their performance and by showing how the Funds’ average annual total returns for the past one-, five- and ten-years ended December 31, 2015 compare with those of a broad measure of market performance and an index of funds with similar investment objectives. Currently the Acquiring Fund operates as the Value Fund and will become the Equity Fund after giving effect to the proposed Reorganizations. The performance information below reflects the investment results of the Value Fund which has different investment strategies than the Equity Fund. Both the bar chart and the table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the periods shown. Past performance (before and after taxes) is not an indication of future performance. Updated performance information is available on the Funds’ website at www.aquinasfunds.com or by calling the Funds toll-free at 1-800-423-6369.

Growth Fund

Year-By-Year Percentage Returns

as of 12/31 of Each Year

For the ten-year period through December 31, 2015, the Growth Fund’s highest quarterly return was 14.64% for the third quarter of 2009 and the lowest quarterly return was -21.47% for the fourth quarter of 2008.

Value Fund

Year-By-Year Percentage Returns

as of 12/31 of Each Year

For the ten-year period through December 31, 2015, the Value Fund’s highest quarterly return was 16.73% for the second quarter of 2009 and the lowest quarterly return was -27.46% for the fourth quarter of 2008.

Growth Fund

Average Annual Total Returns for the Periods Ended December 31, 2015

	1 Year	5 Years	10 Years
Return Before Taxes	2.19%	8.03%	5.32%

Return After Taxes on Distributions	0.71%	6.17%	4.28%

Return After Taxes on Distributions and Sale of Fund Shares	2.49%	6.32%	4.25%

Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	5.67%	13.53%	8.53%

Lipper Large-Cap Growth Funds Index (reflects no deduction for taxes)	5.61%	12.17%	7.17%

Value Fund

Average Annual Total Returns for the Periods Ended December 31, 2015

	1 Year	5 Years	10 Years
Return Before Taxes	-3.28%	8.36%	6.27%

Return After Taxes on Distributions	-4.90%	7.26%	5.46%

Return After Taxes on Distributions and Sale of Fund Shares	-0.49%	6.62%	5.10%

Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes) (1)	-3.83%	11.27%	6.16%

Lipper Large-Cap Value Funds Index (reflects no deduction for taxes) (1)	-3.65%	10.07%	5.71%

S&P 500® Index (reflects no deduction for fees, expenses or taxes) (2)	1.38%	12.57%	7.31%

Lipper Large-Cap Core Funds Index (reflects no deduction for taxes) (2)	-0.67%	10.97%	6.35%

(1)	The Russell 1000® Value Index and the Lipper Large-Cap Value Funds Index have characteristics relevant to the Value Fund’s investment strategies.
(2)	The S&P 500® Index and the Lipper Large-Cap Core Funds Index have characteristics relevant to the Equity Fund’s investment strategies.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. In addition, the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.

Comparison of Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in larger distributions of net realized capital gains and, therefore, higher taxes for shareholders whose shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the performance of the Funds. The portfolio turnover rates during their fiscal year ended December 31, 2015 were approximately 21% of the average value of its portfolio for the Growth Fund and approximately 11% of the average value of its portfolio for the Value Fund.

Comparison of Distribution, and Purchase, Redemption and Exchange Procedures

The Funds have identical distribution procedures, purchase procedures, redemption procedures and exchange rights which are discussed in Appendix B to this Proxy Statement.

AFTER CAREFUL CONSIDERATION, THE BOARD UNANIMOUSLY APPROVED THE PLAN WITH RESPECT TO THE GROWTH FUND. ACCORDINGLY, THE BOARD HAS SUBMITTED THE PLAN FOR APPROVAL BY THE FUND’S SHAREHOLDERS. THE BOARD RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 2.

ADDITIONAL KEY INFORMATION ABOUT THE PROPOSALS

Additional Information About Principal Risk Factors

Catholic Values Investing Risk – Since the Fund practices socially responsible investing within the framework provided by the Catholic Guidelines, the Fund may forego a profitable investment opportunity or sell a security when it may be disadvantageous to do so.

Dividend Paying Securities Risk – Securities that pay high dividends as a group can fall out of favor with the market, causing these companies to underperform companies that do not pay high dividends. An issuer of stock held by a Fund may choose not to declare a dividend or the dividend rate might not remain at current levels. Changes in the dividend policies of companies owned by a Fund and the capital resources available for these companies’ dividend payments may reduce the level of dividend payments and adversely affect the Fund. Dividend paying stocks also may not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks.

Equity Securities Risk – Funds that invest in equity securities are subject to market risks and significant fluctuations in price. A Fund’s investments in equity securities may include equity securities such as American Depositary Receipts (“ADRs”), common stocks, securities convertible into common stocks (“convertible securities”), preferred stocks, real estate investment trusts (“REITs”), rights and warrants. Investing in such securities may expose the Funds to additional risks.

•	ADRs. ADRs are receipts issued by domestic banks or trust companies that represent the deposit of a security of a foreign issuer and are publicly traded in the United States. Investments in ADRs are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations, increased price volatility, and political and financial instability in the home country of an issuer of the underlying ADR. In addition, foreign companies may use different accounting and financial standards. Such events could negatively affect the value of the Fund’s shares. The securities underlying ADRs trade on foreign exchanges at times when the U.S. markets are not open for trading. As a result, the value of ADRs may not track the price of the underlying securities and may change materially at times when the U.S. markets are not open for trading.

•	Common Stock. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A common stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s common stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, exchange rates or industry regulation. Companies that pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock generally is subordinate to the issuing company’s debt securities and preferred stock upon the dissolution or bankruptcy of the issuing company.

•

Convertible Securities. The value of a convertible security (“convertible”) is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The investment value of a convertible is based on its yield and tends to decline as interest rates increase. The conversion value of a convertible is the market value that would be received if the convertible were converted to its underlying common stock. The conversion value will decrease as the price of the underlying common stock decreases. When conversion value is substantially below investment value, the convertible’s price tends to be influenced more by its yield, so changes in the price of the underlying common stock may not have as much of an impact. Conversely, the convertible’s price tends to be influenced more by the price of the underlying common stock when conversion value is comparable to or exceeds investment value. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security, because a synthetic convertible is composed of two or more separate securities, each with its own market value.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be different than the current market price of the security. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Convertible securities are normally “junior” securities, which means an issuer usually must pay interest on its non-convertible debt before it can payments on its convertible securities. If an issuer stops making interest or principal payments, these securities may become worthless and a Fund could lose its entire investment. In the event of a liquidation of the issuing company, holders of convertible securities may be repaid before the company’s common stock holders but after holders of any senior debt obligations of the company. Convertible securities may be subject to general market risk, credit risk and interest rate risk.

•	Preferred Stocks. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Preferred stock may have mandatory sinking fund provisions, as well as provisions for their call or redemption prior to maturity which can have a negative effect on their prices when interest rates decline. Preferred stocks are equity securities because they do not constitute a liability of the issuer and therefore do not offer the same degree of protection of capital or continuation of income as debt securities. The rights of preferred stock on distribution of a corporation’s assets in the event of its liquidation are generally subordinated to the rights associated with a corporation’s debt securities. Preferred stock may also be subject to credit risk.

•	REITs. Investments in REITs are subject to the risks associated with the real estate industry, adverse governmental actions, declines in property and real estate values, and the potential failure to qualify for tax-free pass through of net income and net realized gains and exemption from registration as an investment company. The failure of a company to qualify as a REIT under federal tax law may have an adverse impact on a Fund. REITs also are subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs to protect its investments. REITs are dependent upon specialized management skills and may invest in relatively few properties, a small geographic area or a small number of property types. Investments in REITs may be volatile. REITs are pooled investment vehicles with their own fees and expenses, and a Fund will indirectly bear a proportionate share of those fees and expenses.

•	Rights and Warrants. Investments in rights and warrants may be more speculative than certain other types of investments because rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date. Rights and warrants can provide a greater potential for losses than an equivalent investment in the underlying security.

Growth Securities Risk – Growth securities may be more sensitive to company earnings and more volatile than the market in general. There is a risk that the Fund may be incorrect in its assessment of a company’s potential for growth and the company does not grow as anticipated. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Inflation Risk – Stocks and other securities may fall in value due to higher actual or anticipated inflation. Further, a rapid increase in prices for goods and services may have an adverse effect on corporate profits and consumer spending, which also may result in lower values for stocks and other securities.

Investment Risk – An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The share price of a Fund fluctuates, which means that when you sell your shares of a Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in a Fund.

Large Cap Risk – The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities, such as changes in technology and consumer tastes. Large market capitalization companies may be unable to attain or maintain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Market Risk – Markets may at times be volatile and the value of a Fund’s stock holdings may decline in price, sometimes significantly and/or rapidly, because of changes in prices of its holdings or a broad stock market decline. The value of a security may decline due to adverse issuer-specific conditions or general market conditions which are not specifically related to a particular company, such as real or perceived adverse political, regulatory, market, economic or other developments that may cause broad changes in market value, changes in the general outlook for corporate earnings, changes in interest or currency rates, public perceptions concerning these developments or adverse investment sentiment generally. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Turbulence in financial markets and reduced liquidity may negatively affect many issuers worldwide which could adversely affect a Fund. There is a risk that policy changes by the U.S. Government and/or Federal Reserve, such as raising interest rates, could cause increased volatility in financial markets and higher levels of shareholder redemptions, which could have a negative impact on a Fund. Adverse market events may also lead to increased shareholder redemptions, which could cause a Fund to experience a loss or difficulty in selling investments to meet such redemptions.

Terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally. In addition, markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments. These fluctuations in stock prices could be a sustained trend or a drastic movement. The stock markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Mid Cap Risk – Investments in mid capitalization companies generally involve greater risks and the possibility of greater price volatility than investments in larger, more established companies. Mid capitalization companies often have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies. As a result, performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Additionally, mid-cap companies may have less market liquidity than large-cap companies, and they can be sensitive to changes in interest rates, which are near historic lows, borrowing costs and earnings. Generally, the smaller the company size, the greater these risks.

Security Selection Risk – Securities selected by LKCM may perform differently than the overall market or may not meet LKCM’s expectations. This may be a result of specific factors relating to the issuer’s financial condition or operations or changes in the economy, governmental actions or inactions, or changes in investor perceptions regarding the issuer.

Small Cap Risk – Investments in small capitalization companies generally involve greater risks and the possibility of greater price volatility than investments in larger capitalization and more established companies. Small capitalization companies often have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies. As a result, performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Additionally, small capitalization companies may have less market liquidity than larger capitalization companies, and they can be sensitive to changes in interest rates, which are near historic lows, borrowing costs and earnings. Generally, the smaller the company size, the greater these risks.

Value Securities Risk – A Fund may incorrectly assess the value of a company and value investments are subject to the risk that their intrinsic value may never be realized by the market. This may result in the securities’ prices remaining undervalue for extended periods of time. Different investment styles may shift in and out of favor depending on market conditions and investor sentiment. A Fund’s investments in value securities could underperform growth or non-value investments.

Comparison of Investment Restrictions and Limitations

The following table compares the fundamental and non-fundamental investment restrictions and limitations of the Small Cap Fund, the Growth Fund and the Equity Fund. A Fund’s fundamental policy, each restriction can be changed only with the affirmative vote of the lesser of: (1) at least 67% of the voting securities of the Fund present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. By comparison, the Funds’ non-fundamental investment policies may be changed by the Board without shareholder approval.

Fundamental Investment Policies

Policy	Small Cap Fund Growth Fund	Equity Fund
Diversification	With respect to 75% of its assets, the Fund may not invest more than 5% of its total assets in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities).	Same.

	With respect to 75% of its assets, the Fund also may not purchase more than 10% of any class of the outstanding voting securities of any issuer.	Same.

Industry Concentration	The Fund may not acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the Fund’s total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or	Same.

Policy	Small Cap Fund Growth Fund	Equity Fund

guaranteed by the U.S. Government, its agencies or instrumentalities.

Senior Securities	The Fund may not issue senior securities, except that this limitation shall not apply to: (i) evidences of indebtedness that the Fund is permitted to incur; (ii) shares of the separate classes or series of the Trust; or (iii) collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin.	Same.

Borrowing	The Fund may not borrow money, except (i) from banks and as a temporary measure for extraordinary or emergency purposes (not for leveraging or investment) or (ii) in connection with reverse repurchase agreements provided that (i) and (ii) in combination do not exceed 33 1/3% of the Fund’s total assets (including the amount borrowed) less liabilities (exclusive of borrowings).	Same.

Underwriting	The Fund may not underwrite the securities of other issuers (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (“Securities Act”) in the disposition of restricted securities).	Same.

Real Estate	The Fund may not purchase or sell real estate, although it may purchase and sell securities of companies that deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities that are secured by interests in real estate.	Same.

Commodities	The Fund may not invest in physical commodities or contracts on physical commodities.	Same.

Loans	The Fund may not make loans except: (i) by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agreements; or (ii) by lending their portfolio securities to banks, brokers, dealers and other financial institutions, so long as such loans are not inconsistent with the Investment Company Act of	Same.

Policy	Small Cap Fund Growth Fund	Equity Fund

1940, or the rules and regulations or interpretations of the Securities and Exchange Commission thereunder.

With the exception of the fundamental investment limitation on borrowing, if a percentage limitation on the investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the investment or a Fund’s assets will not require the sale of securities.

Non-Fundamental Investment Policies

Policy	Small Cap Fund Growth Fund (except as indicated)	Equity Fund

Purchasing securities on margin	The Fund may not purchase securities on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures; or sell securities short unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions. Transactions in futures contracts, options and options on futures are not deemed to constitute selling securities short.	Same.

Pledging assets	The Fund may not pledge, mortgage, or hypothecate any of its assets to an extent greater than 33 1⁄3% of its total assets at fair market value.	Same.

Illiquid securities	The Fund may not invest more than an aggregate of 15% of the net assets of a Fund in securities deemed to be illiquid, including securities which are not readily marketable, the disposition of which is restricted (excluding securities that are not registered under the Securities Act but which can be sold to qualified institutional investors in accordance with Rule 144A under the Securities Act and commercial paper sold in reliance on Section 4(2) of the Securities Act), repurchase agreements having maturities of more than seven days and certain over-the-counter options.	Same.

Policy	Small Cap Fund Growth Fund (except as indicated)	Equity Fund
Investments in other investment companies	The Fund may not invest its assets in securities of any investment company, except by purchase in the open market involving only customary brokers’ commissions or in connection with mergers, acquisitions of assets or consolidations, or except as may otherwise be permitted by the 1940 Act.	Same.

Options or interests in oil, gas or mineral exploration	The Fund may not write or acquire options or interests in oil, gas or other mineral exploration or development programs or leases.	Same.

Changes to 80% investment policy	Small Cap Fund only. The Small Cap Fund, may not make any change in its investment policy of investing at least 80% of its net assets (plus any borrowings for investment purposes) in the investments suggested by the Small Cap Fund’s name without first providing the Small Cap Fund’s shareholders with at least 60 days’ prior notice.	The Fund may not make any change in its investment policy of investing at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities without first providing the shareholders of the Fund with at least 60 days’ prior notice.

Capitalization

The Reorganizations are contingent on shareholder approval of Proposal 1 and Proposal 2 by shareholders of the Small Cap Fund and the Growth Fund, respectively. The capitalizations of the Small Cap Fund, the Growth Fund and the Value Fund (which will become the Equity Fund after giving effect to the proposed Reorganizations) as of December 31, 2015, and the Equity Fund’s pro forma combined capitalization as of that date after giving effect to the proposed Reorganizations are as follows:

	Small Cap Fund	Growth Fund	Value Fund	Pro Forma Adjustments	Pro forma Equity Fund
Net Assets	$6,364,602	$26,335,803	$44,867,990	—	$77,568,395

Shares Outstanding	1,042,328	1,593,949	2,957,210	(480,680)	5,112,807

Net Asset Value per Share	$6.11	$16.52	$15.17	—	$15.17

Summary of the Proposed Reorganizations

The terms and conditions under which the Reorganizations would be completed are contained in the Plan. The following summary thereof is qualified in its entirety by reference to the Plan, a copy of the form of which is attached to this Proxy Statement as Appendix A.

If the Plan is approved by the shareholders of each Acquired Fund and the Reorganizations are completed, each Acquired Fund will transfer all of its assets to the Acquiring Fund in exchange solely for (1) full and fractional shares of the Acquiring Fund equal to the net asset value of the Acquired Fund (i.e., the value of the transferred assets less the amount of the Acquired Fund’s liabilities) as of the scheduled close of regular trading on the New York Stock Exchange on the Effective Date; and (2) the Acquiring Fund’s assumption of all of those liabilities (“Closing”). Immediately thereafter, each Acquired Fund will distribute the Acquiring Fund shares it receives to its shareholders, by the Trust’s transfer agent establishing accounts on the Acquiring Fund’s shareholder records in the names of those shareholders (except shareholders in whose names accounts thereon already exist) and crediting each shareholder’s newly opened (or pre-existing) account with the respective pro rata number of full and fractional Acquiring Fund shares due that shareholder, in complete liquidation of the Acquired Fund. At the time the Reorganizations are completed, the name of the Value Fund will change to the Equity Fund and the Acquiring Fund’s investment strategies and operating expenses, including the expense limitation agreement, will change to those of the Equity Fund. As a result, each shareholder of an Acquired Fund will receive shares of the Equity Fund having an aggregate NAV equal to the aggregate NAV of his or her Acquired Fund shares. After such distribution, the Trust will take all necessary steps to effect a complete dissolution of each Acquired Fund.

Until the Closing, shareholders of each Acquired Fund will continue to be able to redeem their shares at the NAV per share next determined after receipt by the transfer agent of a redemption request in good order. Redemption and purchase requests received by the transfer agent after the Closing will be treated as requests received for the redemption of shares of the Equity Fund received by the shareholder in connection with the Reorganizations or purchase of Equity Fund shares, respectively. After the Reorganizations, all of the issued and outstanding shares of each Acquired Fund will be canceled on its shareholder records, which will be permanently closed. If the Reorganizations are completed, Acquired Fund shareholders will be free to redeem the shares of the Equity Fund that they receive in the Reorganizations at their then-current NAV per share. Shareholders of the Acquired Funds may wish to consult their tax advisors as to any different income tax consequences of redeeming their Acquired Fund shares prior to the Reorganizations or exchanging such shares for shares of the Acquiring Fund in the Reorganizations.

The completion of the Reorganizations is subject to various conditions, including approval of the Plan by each Acquired Fund’s shareholders, completion of all filings with, and receipt of all necessary approvals from, the SEC, delivery of a legal opinion regarding the federal income tax consequences of the Reorganizations and other customary corporate and securities matters. Subject to the satisfaction of those conditions, the Reorganizations will take place immediately after the close of business on the Effective Date.

LKCM will bear all of the Acquired Funds’ expenses (other than brokerage or similar expenses) associated with the Reorganizations. Those expenses include the costs relating to the Special Meeting (including the direct costs associated with the solicitation of proxies and the cost of copying, printing, and mailing proxy materials) and to preparing and filing the registration statement that includes this Proxy Statement.

The Board may terminate the Plan or postpone the Reorganizations, at any time prior to the Effective Date, before or after approval by the Acquired Funds’ shareholders, if circumstances develop that, in the Board’s opinion, make proceeding with the Reorganizations inadvisable for the Funds. The Plan may be amended at any time by the Board, provided that no such amendment after the Acquired Funds’ shareholders approval of the Plan may have a material adverse effect on those shareholders’ interests.

Description of the Acquiring Fund’s Shares

Shares of the Acquiring Fund issued to the shareholders of the Acquired Funds pursuant to the Reorganizations will be duly authorized, validly issued, fully paid and non-assessable when issued and will be transferable without restriction and will have no preemptive or conversion rights. Acquiring Fund shares may be sold and redeemed based upon their NAV next determined after receipt of the purchase or redemption request, as described in Appendix B to this Proxy Statement.

Relative Rights and Preferences

Each Fund is authorized to issue an unlimited number of shares of beneficial interest without par value. Shares of each Fund represent an equal beneficial interest in the assets of that Fund, have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions.

Federal Income Tax Consequences

Each Acquired Fund has qualified for treatment as a “regulated investment company” under Part I of Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended (“Code”) (“Subchapter M”) since its inception. Accordingly, each Acquired Fund has been, and expects to continue through the Closing to be, relieved of any federal income tax liability on its taxable income and net realized gains it distributes to its shareholders to the extent provided for in Subchapter M.

Each Reorganization is intended to qualify for federal tax purposes as a tax-free reorganization under section 368(a) of the Code. As a condition to the Closing, the Trust will receive an opinion of its counsel substantially to the effect that, (1) based on certain facts and assumptions stated therein and (2) conditioned on the representations set forth in the Plan (which provides that such counsel may rely on those representations as if made by the Trust) and, if such counsel requests, in separate letters from the Trust being true and complete at the time of the Closing and the Reorganizations’ being completed in accordance with the Plan (without the waiver or modification of any terms or conditions thereof and without taking into account any amendment thereof that such counsel has not approved), for federal income tax purposes, each Reorganization will qualify as such a reorganization and that, accordingly:

•	Each Fund will be “a party to a reorganization” (within the meaning of section 368(b) of the Code);

•	Each Acquired Fund will recognize no gain or loss on the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund shares and the Acquiring Fund’s assumption of the Acquired Fund’s liabilities or on the distribution of those shares to the Acquired Fund’s shareholders in exchange for their Acquired Fund shares;

•	An Acquired Fund shareholder will recognize no gain or loss on the exchange of all of his/her Acquired Fund shares solely for Acquiring Fund shares pursuant to the Reorganization;

•	An Acquired Fund shareholder’s aggregate basis in the Acquiring Fund shares he/she receives pursuant to the Reorganization will be the same as the aggregate basis in his/her Acquired Fund shares he/she actually or constructively surrenders in exchange for those Acquiring Fund shares, and his/her holding period for those Acquiring Fund shares will include, in each instance, his/her holding period for those Acquired Fund shares, provided the shareholder holds them as capital assets as of the time of the Closing;

•	The Acquiring Fund will recognize no gain or loss on its receipt of an Acquired Fund’s assets in exchange solely for Acquiring Fund shares and the Acquiring Fund’s assumption of the Acquired Fund’s liabilities; and

•	The Acquiring Fund’s basis in each transferred asset will be the same as an Acquired Fund’s basis therein immediately before their Reorganization, and the Acquiring Fund’s holding period for each such asset will include the Acquired Fund’s holding period therefor (except where the Acquiring Fund’s investment activities have the effect of reducing or eliminating an asset’s holding period).

Notwithstanding the above, the opinion of counsel may state that no opinion is expressed as to the effect of the Reorganizations on the Funds or any Acquired Fund shareholder with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year or on the termination or transfer thereof under a mark-to-market system of accounting.

Opinions of counsel are not binding on the Internal Revenue Service (“IRS”) or the courts. If the Reorganizations are completed but one (or both) Reorganization(s) does not qualify as a tax-free reorganization under the Code, the participating Acquired Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of that Acquired Fund would recognize a taxable gain or loss equal to the difference between his/her basis in the Acquired Fund shares and the fair market value of the Acquiring Fund he/she receives.

Tracking Your Basis and Holding Period

After the Reorganizations, you will be responsible for tracking the adjusted basis in and holding period of your Equity Fund shares for federal income tax purposes. The Equity Fund’s default method for determining your basis in any Equity Fund shares you receive in the Reorganization in exchange for Acquired Fund shares that you acquired after December 31, 2011, and in any Equity Fund shares you acquire after the Reorganizations (collectively, “Covered Shares”) will be average basis. You may affirmatively elect in writing (which may be electronic) to use a different acceptable method for basis determination for Covered Shares (e.g., a specific identification method), although you may not change your basis determination method with respect to shares that are redeemed (or exchanged) after the settlement date of the redemption (or exchange). You should consult with your tax adviser to determine the best IRS-accepted basis determination method for your tax situation and to obtain more information about how the basis determination law applies to you.

ADDITIONAL INFORMATION ABOUT THE EQUITY FUND

Investment Adviser

The investment adviser of the Equity Fund and the Acquired Funds is Luther King Capital Management Corporation, 301 Commerce Street, Suite 1600, Fort Worth, Texas 76102. LKCM is controlled by J. Luther King, Jr., CFA. Mr. King is a Trustee and President and Chief Executive Officer of the Trust. LKCM was founded in 1979 and provides investment management services to investment companies, employee benefit plans, endowment funds, foundations, trusts, high net-worth individuals, and private investment funds. As of March 31, 2016, LKCM had approximately $12.7 billion in assets under management.

Under an Investment Advisory Agreement with the Trust, the Value Fund pays LKCM a quarterly advisory fee calculated by multiplying a quarterly rate (equal on an annual basis to 0.90%) by the Value Fund’s average daily net assets during the quarter. LKCM has contractually agreed to waive all or a portion of its management fee and/or reimburse the Value Fund through April 30, 2017 in order to limit the Value Fund’s total annual fund operating expenses to 1.50%. This expense limitation excludes interest, taxes, brokerage commissions, indirect fees and expenses related to investments in other investment companies, including money market funds, and extraordinary expenses. The fee waiver and expense reimbursement agreement may be terminated or changed only with the consent of the Board. The contractual advisory fees, advisory fees paid by the Value Fund net of waivers, and contractual expense cap for the Value Fund for the fiscal year ended December 31, 2015 were 0.90%, 0.85% and 1.50%, respectively.

If the Reorganizations are completed, the Equity Fund will pay the same advisory fee rate as the Value Fund. However, after giving effect to the Reorganizations, LKCM has contractually agreed to waive its advisory fees and/or reimburse expenses of the Equity Fund through December 31, 2017, to the extent that total annual fund operating expenses exceed the annual rate of 1.00% (excluding interest, taxes, brokerage commissions, indirect fees and expenses related to investments in other investment companies, including money market funds, and extraordinary expenses). The fee waiver and expense reimbursement agreement may be terminated or changed only with the consent of the Board.

A discussion regarding the basis on which the Board approved the investment advisory agreement for each Fund is available in the most recent semi-annual report to shareholders for the period ending June 30, 2015.

The Statement of Additional Information to this Proxy Statement, which is incorporated by reference into this Proxy Statement, provides additional information about portfolio managers of the Equity Fund, including each portfolio manager’s compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Equity Fund.

Other Service Providers

Administrator

Pursuant to a Fund Administration Agreement, U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, provides the Acquired Funds and the Equity Fund with administrative services. The services under this Fund Administration Agreement are subject to the supervision of the Board and officers of the Trust, and include day-to-day administration of matters necessary to the Equity Fund’s operations, maintenance of their records, preparation of reports, compliance testing of the Equity Fund’s activities, and preparation of periodic updates of the registration statement under federal and state laws. For administration services, USBFS receives from the Equity Fund a fee, calculated daily and paid monthly. U.S. Bank, N.A (“U.S. Bank”), the custodian for the Funds, and Quasar are affiliates of USBFS.

Transfer Agent and Fund Accountant

USBFS serves as transfer agent, dividend disbursing agent, shareholder servicing agent and fund accountant for the Equity Fund. As the Equity Fund’s transfer agent, USBFS’ responsibilities include: receiving and processing all orders for purchases, exchanges and redemptions of shares of the Fund, responding to shareholder inquiries and instructions concerning their accounts, updating of shareholder accounts to reflect declaration and payment of dividends, preparing and distributing account statements and tax documents to shareholders regarding their accounts. The fund accounting services that USBFS provides to the Funds include portfolio accounting and tax accounting services, expense accrual and payment services and fund valuation and financial reporting services.

Custodian

As custodian of the assets of the Equity Fund, U.S. Bank, 1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212, has custody of all securities and cash of the Equity Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by the officers of the Trust. USBFS and Quasar are affiliates of U.S. Bank.

Distributor

Quasar, 615 East Michigan Street, Milwaukee, Wisconsin 53202, a registered broker-dealer and member of FINRA, distributes shares of the Equity Fund. Quasar uses its best efforts to distribute the Equity Fund’s shares, which shares are offered for sale by the Equity Fund continuously at its NAV per share without the imposition of a sales charge. The Equity Fund pays that portion of the compensation owed to Quasar that is permitted under Rule 12b-1 of the 1940 Act, and LKCM pays the remaining portion of any such compensation. U.S. Bank and USBFS are affiliates of Quasar.

Tax Considerations

The Equity Fund intends to make annual distributions that generally will be taxed to its shareholders as ordinary income or net capital gain. For a discussion of relevant federal tax matters, please refer to Appendix B to this Proxy Statement.

VOTING INFORMATION

Record Date, Voting Rights and Vote Required

The Board has fixed the close of business on May 20, 2016 (“Record Date”) as the record date for the determination of the Acquired Fund shareholders entitled to notice of and to vote at the Special Meeting and any adjournments thereof. Shareholders of record as of the Record Date shall be entitled to one vote for each whole share standing in the shareholder’s name and each fractional share shall be entitled to a proportionate fractional vote. As of the Record Date, the total number of issued and outstanding shares of the Small Cap Fund was 1,070,288 and the Growth Fund was 1,528,583. Shareholders of record who own five percent or more of any Acquired Fund’s outstanding shares as of the Record Date are set forth on Appendix C to this Proxy Statement, as well as information regarding officer and Trustee ownership of shares of the Acquired Funds.

Approval of the Plan will require the affirmative vote of the holders of a majority of the outstanding shares of each Acquired Fund voting separately. Such majority is defined in the 1940 Act as the lesser of (i) at least 67% of the voting securities of the Acquired Fund present at a meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Acquired Fund’s outstanding voting securities. The Reorganizations are contingent on the approval of the Plan by shareholders of each Acquired Fund. If the Plan is not approved by the shareholders of both Acquired Funds, the Value Fund will not change to the Equity Fund and the Reorganizations will not occur. If the Plan is not approved by shareholders of both Acquired Funds or the Reorganizations are not completed for any other reason, the Board may consider other possible alternatives with respect to the Funds.

How to Vote

You may vote by completing and signing your proxy card(s) and mailing it to the Trust in the prepaid return envelope. You may also vote by attending the Special Meeting in person and voting your shares.

How Proxies will be Voted

All proxies solicited by the Board that are properly executed and received by the Secretary prior to the Special Meeting, and are not revoked, will be voted at the Special Meeting. The individuals named as proxies on your proxy card(s) will vote in accordance with your directions as indicated thereon if your proxy card(s) is received and has been properly executed. If your proxy card(s) is properly executed and you give no voting instructions, your shares will be voted “FOR” the Proposals described in this Proxy Statement. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Special Meeting. You may revoke your proxy by giving another proxy, by letter, or facsimile revoking your initial proxy if received by the Trust prior to the Special Meeting, or by appearing and voting at the Special Meeting. Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.

Quorum and Adjournments

Shareholders holding at least thirty percent of each Acquired Fund’s shares entitled to vote on the Record Date, represented in person or by proxy, will constitute a quorum at the Special Meeting. Such a quorum must be present for the transaction of business at the Special Meeting.

In the absence of a quorum, or in the event that a quorum is present at the Special Meeting but sufficient votes to approve one or both Proposals are not received, the holders of a majority of shares entitled to vote at the Special Meeting, present in person or by proxy, may adjourn the Special Meeting to permit further solicitation of proxies for the Proposals. The persons named as proxies will vote those proxies that they are entitled to vote “FOR” the Proposal(s) in favor of such an adjournment, and will vote those proxies required to be voted “AGAINST” the Proposal(s) against such adjournment. A shareholder vote may be taken on any Proposal prior to any such adjournment if sufficient votes have been received for the Proposal and it is otherwise appropriate. Any business that might have been transacted at the Special Meeting with respect to any Acquired Fund may be transacted at any such adjourned session(s) at which a quorum is present.

Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted “FOR” or “AGAINST” any adjournment. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve the Proposals and, therefore, will have the effect of a vote against the Proposals.

Treating broker non-votes as votes against the Proposals can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. In order to prevent this result, the Trust may request that selected brokers or nominees refrain from returning proxies on behalf of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote. The Trust also may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum.

Solicitation of Proxies

The Trust expects that the solicitation of proxies will be primarily by mail and telephone. The solicitation also may include facsimile, Internet or oral communications by certain employees of LKCM, who will not be paid for these services. LKCM has retained AST Fund Solutions, LLC to aid in the solicitation of proxies, at an anticipated cost of approximately $25,000, exclusive of printing costs and out-of-pocket expenses. LKCM will bear the Acquired Funds’ costs of the Reorganizations.

LKCM will request broker-dealers, custodians, nominees and fiduciaries to forward the proxy materials to the beneficial owners of the shares held of record by such persons. LKCM may reimburse such broker-dealers, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation.

OTHER INFORMATION

Other Business

Management knows of no business to be presented to the Special Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment and in the best interests of the Acquired Funds.

Next Meeting of Shareholders

As a general matter, the Trust does not hold annual or other regular meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to the Trust at 301 Commerce Street, Suite 1600, Fort Worth, Texas 76102, Attn: Nominating Committee, so as to be received a reasonable time before the proxy solicitation for that meeting is made. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

“Householding”

One copy of this Proxy Statement may be delivered to multiple shareholders who share a single address. If you would like to obtain an additional copy of this Proxy Statement or a copy of any Fund’s most recent annual or semi-annual report to shareholders, free of charge, write to LKCM at 301 Commerce Street, Suite 1600, Fort Worth, Texas 76102 or call 1-800-423-6369. If you received a Proxy Statement for each shareholder at your address and would like to receive a single copy in the future, please contact LKCM as instructed above.

Legal Matters

Certain legal matters concerning the issuance of shares of the Acquiring Fund in connection with the Reorganizations and the tax consequences of the Reorganizations will be passed upon by K&L Gates LLP, counsel to the Trust.

By Order of the Board of Trustees of the LKCM Funds,

J. Luther King, Jr.

President

June 1, 2016

APPENDIX A

FORM OF PLAN OF REORGANIZATION AND DISSOLUTION

THIS PLAN OF REORGANIZATION AND DISSOLUTION (“Plan”) is adopted as of             , 2016, by LKCM FUNDS, a Delaware statutory trust (“Trust”), on behalf of the LKCM Aquinas Growth Fund and the LKCM Aquinas Small Cap Fund (each, a “Target”) and the LKCM Aquinas Value Fund (“Acquiring Fund”), each a segregated portfolio of assets (“series”) thereof. (Each Target and Acquiring Fund is sometimes referred to herein as a “Fund.”) Notwithstanding anything to the contrary contained herein, (1) all agreements, covenants, actions, and obligations (collectively, “Obligations”) of and by each Fund contained herein shall be deemed to be Obligations of, and all rights and benefits created hereunder in favor of each Fund shall inure to and be enforceable by, Trust acting on its behalf, and (2) in no event shall any other series of Trust or the assets thereof be held liable with respect to the breach or other default by an obligated Fund or Trust of its Obligations set forth herein.

Trust (1) is a statutory trust that is duly organized — its Certificate of Trust dated February 15, 1994, is on file with the Office of the Secretary of State of Delaware — validly existing, and in good standing under the laws of the State of Delaware, (2) is duly registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company, which registration is in full force and effect, (3) has the power to own all its properties and assets and to carry on its business described in its current registration statement on Form N-1A, and (4) before January 1, 1997, “claimed” classification for federal tax purposes as an association taxable as a corporation and has never elected otherwise. Each Fund is a duly established and designated series thereof.

Trust wishes to effect two reorganizations, each described in section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intends this Plan to be, and adopts it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Regulations”). Each reorganization will consist of (1) the transfer of a Target’s assets to Acquiring Fund in exchange solely for Acquiring Fund’s assumption of that Target’s liabilities and the issuance to that Target of shares of beneficial interest (“shares”) in Acquiring Fund, (2) the distribution of those shares pro rata to that Target’s shareholders in exchange for their shares in that Target and in complete liquidation thereof (for federal tax purposes), and (3) termination as a series of Trust and dissolution under Delaware law (all the foregoing transactions involving each Target and Acquiring Fund being referred to herein collectively as a “Reorganization”), all on the terms and conditions set forth herein. The consummation of one Reorganization shall be contingent on the consummation of the other Reorganization. (For convenience, the balance hereof refers only to a single Reorganization and a single Target, but the terms and conditions hereof shall apply separately to each Reorganization and the Funds participating therein.). Each Reorganization is being undertaken for bona fide business purposes and not a purpose to avoid federal income tax.

Trust’s board of trustees (“Board”), including a majority of its members who are not “interested persons” (as that term is defined in the 1940 Act) of Trust, (1) has duly adopted and approved this Plan and the transactions contemplated hereby, (2) has duly authorized performance thereof by Trust, on behalf of each Fund, by all necessary Board action, and (3) has determined that participation in the Reorganization is in the best interests of each Fund, and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization. This Plan constitutes a valid and legally binding obligation of Trust with respect to each Fund, enforceable in accordance with its terms, except as they may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and similar laws affecting the rights and remedies of creditors generally and by general principles of equity.

Trust’s Amended Agreement and Declaration of Trust, as amended April 29, 1998 (“Declaration”), permits Trust to vary its shareholders’ investment. Trust does not have a fixed pool of assets — each series thereof (including each Fund) is a managed portfolio of securities, and Luther King Capital Management Corporation (“Advisor”) has the authority to buy and sell securities for it.

Target’s issued and outstanding shares consist of a single class of shares (“Target Shares”). Acquiring Fund’s issued and outstanding shares also consist of a single class of shares (“Acquiring Fund Shares”). The rights and obligations of each Fund’s shares are identical to each other.

1.	PLAN OF REORGANIZATION AND DISSOLUTION

1.1. Subject to the terms and conditions set forth herein, Target shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to Acquiring Fund. In exchange therefor, Acquiring Fund shall —

(a) issue and deliver to Target the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place) Acquiring Fund Shares determined by dividing Target’s net value (computed as set forth in paragraph 2.1) (“Target Value”) by the net asset value (computed as set forth in paragraph 2.2) (“NAV”) of an Acquiring Fund Share; and

(b) assume all of Target’s liabilities described in paragraph 1.3 (“Liabilities”).

Those transactions shall take place at the Closing (as defined in paragraph 3.1).

1.2. The Assets shall consist of all assets and property of every kind and nature — including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, goodwill, and books and records — Target owns at the Valuation Time (as defined in paragraph 2.1) and deferred and prepaid expenses (other than unamortized organizational expenses) then shown as assets on Target’s books.

1.3. The Liabilities shall consist of all of Target’s liabilities, debts, obligations, and duties of whatever kind or nature existing at the Valuation Time, whether absolute, accrued, contingent, or otherwise, whether known or unknown, whether or not arising in the ordinary course of business, whether or not determinable at that time, and whether or not specifically referred to in this Plan, except for Target’s Reorganization Expenses (as defined in paragraph 4.3.11) that are borne by Advisor pursuant to paragraph 5. Notwithstanding the foregoing, Target will endeavor to use its best efforts to discharge all its known liabilities, debts, obligations, and duties before the Effective Time (as defined in paragraph 3.1). The principal purpose of Acquiring Fund’s assumption of the Liabilities is not avoidance of federal income tax on the transaction.

1.4. If the dividends and/or other distributions Target has paid through the Effective Time for its current taxable year do not equal or exceed the sum of its (a) “investment company taxable income” (within the meaning of section 852(b)(2)), computed without regard to any deduction for dividends paid, plus (b) “net capital gain” (as defined in section 1222(11)), after reduction by any capital loss carryovers, for that year through that time, then at or as soon as practicable before that time, Target shall declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of that income and gain — and in no event less than the sum of 98% of its “ordinary income” plus 98.2% of its “capital gain net income,” as those terms are defined in section 4982(e)(1) and (2), respectively — for all tax periods ending at or before the Effective Time, and treating its current taxable year as ending at that time, such that Target will have no tax liability under sections 852 or 4982 for the current or any prior tax periods.

1.5. At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute the Acquiring Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at the Effective Time (each a “Shareholder”), in proportion to their Target Shares then held of record and in constructive exchange therefor, and shall completely liquidate (which shall be treated as a complete liquidation of Target for federal tax purposes, within the meaning of section 1.368-2(m)(1)(iv) of the Regulations). That distribution shall be accomplished by Trust’s transfer agent’s opening accounts on Acquiring Fund’s shareholder records in the names of the Shareholders, except Shareholders in whose names accounts thereon already exist, and crediting each Shareholder’s newly opened or pre-existing account with the respective pro rata number of full and fractional Acquiring Fund Shares due that Shareholder. The aggregate NAV of Acquiring Fund Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Target Shares that Shareholder owned at the Effective Time. All outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target’s shareholder records. Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.

1.6. After the Effective Time, Target shall not conduct any business except in connection with its dissolution. As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5 — as provided there, on making that distribution Target’s liquidation shall be complete for federal tax purposes — but in all events within six months after the Effective Time, (a) Target shall be terminated as a series of Trust and (b) Trust shall make all filings and take all other actions in connection therewith necessary and proper to effect that termination and Target’s dissolution. Target’s termination and dissolution provided for in this paragraph shall be solely for state law purposes.

1.7. Any reporting responsibility of Target to a public authority — including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority — is and shall remain its responsibility up to and including the date on which it is terminated. In furtherance of the foregoing, after the Effective Time, Trust shall, or shall cause its agents to, prepare all federal, state, and local tax returns, including information returns on Form 1099, required to be filed by it with respect to Target’s final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall cause those returns to be duly filed with the appropriate taxing authorities.

1.8. Any transfer taxes payable on issuance and transfer of Acquiring Fund Shares in a name other than that of the registered holder on Target’s shareholder records of the Target Shares actually or constructively exchanged therefor shall be paid by the person to whom those Acquiring Fund Shares are to be issued, as a condition of the transfer.

2.	VALUATION

2.1. For purposes of paragraph 1.1(a), Target’s net value shall be (a) the value of the Assets computed immediately after the close of regular trading on the New York Stock Exchange (“NYSE”) and Target’s declaration of dividends and/or other distributions, if any, on the date of the Closing (“Valuation Time”), using the valuation procedures set forth in Trust’s then-current prospectus and statement of additional information for the Funds (“Pro/SAI”) and valuation procedures established by the Board (collectively, “Valuation Procedures”), less (b) the amount of the Liabilities at the Valuation Time.

2.2. For all purposes hereof, the net asset value of a Target Share and of an Acquiring Fund Share shall be computed at the Valuation Time, using the Valuation Procedures.

2.3. All computations pursuant to paragraphs 2.1 and 2.2 shall be made (a) by Trust’s fund accounting agent, subject to agreement of and verification by Advisor, or (b) in the case of securities subject to fair valuation, in accordance with the Valuation Procedures.

3.	CLOSING AND EFFECTIVE TIME

3.1. Unless Trust determines otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall occur at Trust’s principal office and shall be deemed to take place simultaneously immediately after the close of business (4:00 p.m., Eastern Time) on or about July 29, 2016, or as soon thereafter as practicable (“Effective Time”). If at or immediately before the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of either Fund (each, an “Exchange”) is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on an Exchange is disrupted so that, in any such case, in the judgment of an appropriate Trust officer, accurate appraisal of the Target Value and/or determination of the NAV of an Acquiring Fund Share is impracticable, the Closing (and, therefore, the Valuation Time and the Effective Time) shall be postponed until the first business day on which that Exchange is open for regular trading after the day when that trading has been fully resumed and that reporting has been restored.

3.2. Trust shall direct (a) its fund accounting and pricing agent to deliver to Trust at or immediately after the Closing a certificate of an authorized officer (“Certificate”) verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Target to Acquiring Fund, as reflected on Acquiring Fund’s books immediately after the Closing, does or will conform to that information on Target’s books immediately before the Closing, and (b) the custodian of Target’s assets to deliver to Trust at the Closing a Certificate stating that (1) the Assets it holds will be transferred to Acquiring Fund at the Effective Time and (2) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

3.3. Trust shall direct its transfer agent to deliver to Trust at or immediately after the Closing (a) a confirmation, or other evidence satisfactory to Trust, that the Acquiring Fund Shares to be issued to Target pursuant to paragraph 1.1(a) have been credited to Target’s account on Acquiring Fund’s shareholder records and (b) a Certificate (1) stating that its records contain (i) the name, address, and taxpayer identification number of each Shareholder, (ii) the number of full and fractional Target Shares each of them owns, (iii) the dividend reinvestment elections, if any, applicable to each Shareholder, and (iv) the backup withholding and nonresident alien withholding certifications and notices with respect to each Shareholder, all at the Effective Time, and (2) as to the opening of accounts on Acquiring Fund’s shareholder records in the names of the Shareholders, except Shareholders in whose names accounts thereon already exist.

4.	CONDITIONS PRECEDENT

4.1. Trust’s obligation to implement this Plan on Acquiring Fund’s behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Effective Time:

4.1.1. At the Effective Time, Trust, on Target’s behalf, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or are restricted to resale by their terms); and on delivery and payment for the Assets, Trust, on Acquiring Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”) (except with respect to securities excepted above);

4.1.2. The Pro/SAI, insofar as they relate to Target, conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

4.1.3. Trust, with respect to Target, is not in violation of, and its adoption and performance of this Plan and consummation of the transactions contemplated hereby will not conflict with or violate, Delaware law or any provision of the Declaration or Trust’s Amended By-Laws or of any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which Trust (with respect to Target or on its behalf) is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, order, or decree to which Trust (with respect to Target or on its behalf) is a party or by which it is bound;

4.1.4. All material contracts and other commitments of or applicable to Target (other than this Plan and certain investment contracts, including options, futures, forward contracts, and swap agreements) will be terminated, or provision for discharge and/or Acquiring Fund’s assumption of any liabilities of Target thereunder will be made, at or before the Effective Time, without either Fund’s incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Trust (on Target’s behalf) may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

4.1.5. No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to Trust’s knowledge, threatened against Trust (with respect to Target) or any of its properties or assets attributable or allocable to Target that, if adversely determined, would materially and adversely affect Target’s financial condition or the conduct of its business; and Trust, on Target’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially or adversely affects Target’s business or Trust’s ability to consummate the transactions contemplated hereby;

4.1.6. Target’s Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, and Schedule of Investments (each, a “Statement”) at and for the fiscal year (in the case of the Statement of Changes in Net Assets, for the two fiscal years) ended December 31, 2015, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm (“Deloitte”), and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); to Trust’s management’s best knowledge and belief, there are no known contingent liabilities of Target required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at that date that are not disclosed therein; and those Statements present fairly, in all material respects, Target’s financial condition at that date in accordance with GAAP and the results of its operations and changes in its net assets for the periods then ended;

4.1.7. Since December 31, 2015, there has not been any material adverse change in Target’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Target of indebtedness maturing more than one year from the date the indebtedness was incurred; for purposes of this paragraph, a decline in the NAV of a Target Share due to declines in market values of securities Target holds, the discharge of Target’s liabilities, or the redemption of Target Shares by its shareholders shall not constitute a material adverse change;

4.1.8. Target incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business; and there are no Liabilities other than liabilities, debts, obligations, and duties of whatever kind or nature that are disclosed or provided for in Target’s Statements or incurred by it in the ordinary course of its business subsequent to December 31, 2015, none of which has been materially adverse to Target’s business, assets, or results of its operations;

4.1.9. Target is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service (“Service”) or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Target is an “investment company” (as defined in section 368(a)(2)(F)(iii)) and is a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)) that has elected to be a regulated investment company under Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) (“RIC”); for each taxable year of its operation (including the taxable year that will end at the Effective Time (“current year”)), Target has met (and for the current year will meet) the requirements of Subchapter M for qualification as a RIC and has been (and for the current year will be) eligible to and has computed (and for the current year will compute) its federal income tax under section 852; and Target has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

4.1.10. Target is in the same line of business as Acquiring Fund is in, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into that line of business as part of the plan of reorganization; from the time the Board approved the transactions contemplated hereby (“Approval Time”) through the Effective Time, Target has invested and will invest its assets in a manner that ensures its compliance with the foregoing and paragraph 4.1.9; from the time it commenced operations through the Effective Time, Target has conducted and will conduct its “historic business” (within the meaning of that section) in a substantially unchanged manner; from the Approval Time through the Effective Time, Target (a) has not disposed of and/or acquired, and will not dispose of and/or acquire, any assets (1) for the purpose of satisfying Acquiring Fund’s investment objective or policies or (2) for any other reason except in the ordinary course of its business as a RIC and (b) has not otherwise changed, and will not otherwise change, its historic investment policies; and Trust believes, based on its review of each Fund’s investment portfolio, that Target’s assets generally are compatible with Acquiring Fund’s investment objective and policies and that, as a result, substantially all of Target’s assets can be transferred to and held by Acquiring Fund;

4.1.11. At the Effective Time, (a) at least 33 1⁄3% of Target’s portfolio assets will meet Acquiring Fund’s current investment objective, strategies, policies, risks, and restrictions (collectively, “Investment Criteria”), (b) Target will not have altered its portfolio in connection with the Reorganization to meet that 33 1⁄3% threshold, and (c) Target will not have modified any of its Investment Criteria as part of the plan of reorganization;

4.1.12. To the best of Trust’s management’s knowledge, at the record date for Target’s shareholders entitled to vote on approval hereof, there was no plan or intention by its shareholders to redeem, sell, exchange, or otherwise dispose of a number of Target Shares (or Acquiring Fund Shares to be received in the Reorganization), in connection with the Reorganization, that would reduce their ownership of the Target Shares (or the equivalent Acquiring Fund Shares) to a number of shares that was less than 50% of the number of Target Shares outstanding;

4.1.13. The Acquiring Fund Shares to be delivered to Target hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof; and Target will distribute all those shares to the Shareholders in complete liquidation in proportion to the number of Target Shares each Shareholder owns;

4.1.14. Target is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

4.1.15. Not more than 25% of the value of Target’s total assets (excluding cash, cash items, and Government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of those assets is invested in the stock and securities of five or fewer issuers;

4.1.16. During the five-year period ending at the Effective Time, neither Target nor any person “related” (within the meaning of section 1.368-1(e)(4) of the Regulations (“Related”), without regard to section 1.368-1(e)(4)(i)(A) thereof) to it will have (a) acquired Target Shares with consideration other than Acquiring Fund Shares or Target Shares, except for shares redeemed in the ordinary course of Target’s business as a series of an open-end investment company pursuant to section 22(e) of the 1940 Act, or (b) made distributions with respect to Target Shares except for (1) normal, regular dividend distributions made pursuant to Target’s historic dividend-paying practice and (2) other dividends and other distributions declared and paid to ensure Target’s continuing qualification as a RIC and to avoid the imposition of fund-level tax;

4.1.17. All federal, state, and local tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of Target required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) will have been timely filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect; to the best of Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Target (a) is in compliance in all material respects with all applicable Regulations pertaining to (1) the reporting of dividends and other distributions on and redemptions of its shares, (2) withholding in respect thereof, and (3) shareholder basis reporting, (b) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (c) is not liable for any material penalties that could be imposed thereunder; and

4.1.18. All issued and outstanding Target Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Trust and have been offered and sold in any jurisdiction where their offer or sale is permitted in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Target Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Target’s shareholder records (as provided in the Certificate to be delivered pursuant to paragraph 3.3(b)(1)); and Target does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Target Shares, nor are there outstanding any securities convertible into any Target Shares.

4.2. Trust’s obligation to implement this Plan on Target’s behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Effective Time:

4.2.1. No consideration other than Acquiring Fund Shares (and Acquiring Fund’s assumption of the Liabilities) will be issued to Target in exchange for the Assets in the Reorganization;

4.2.2. The Acquiring Fund Shares to be issued and delivered to Target hereunder for the Shareholders’ accounts (a) will, at the Effective Time, have been duly authorized and duly registered under the federal securities laws and (b) when so issued and delivered, will be duly and validly issued and outstanding shares of Acquiring Fund, fully paid and non-assessable by Trust;

4.2.3. The Pro/SAI, insofar as they relate to Acquiring Fund, conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

4.2.4. Trust, with respect to Acquiring Fund, is not in violation of, and its adoption and performance of this Plan and consummation of the transactions contemplated hereby will not conflict with or violate, Delaware law or any provision of the Declaration or Trust’s Amended By-Laws or of any Undertaking to which Trust (with respect to Acquiring Fund or on its behalf) is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, order, or decree to which Trust (with respect to Acquiring Fund or on its behalf) is a party or by which it is bound;

4.2.5. No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to Trust’s knowledge, threatened against Trust (with respect to Acquiring Fund) or any of its properties or assets attributable or allocable to Acquiring Fund that, if adversely determined, would materially and adversely affect Acquiring Fund’s financial condition or the conduct of its business; and Trust, on Acquiring Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially or adversely affects Acquiring Fund’s business or Trust’s ability to consummate the transactions contemplated hereby;

4.2.6. Acquiring Fund is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Service or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Acquiring Fund is an “investment company” (as defined in section 368(a)(2)(F)(iii)) and is a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)) that has elected to be a RIC; for each taxable year of its operation (including the taxable year in which the Effective Time occurs (“current year”)), Acquiring Fund has met (and for the current year will meet) the requirements of Subchapter M for qualification as a RIC and has been (and for the current year will be) eligible to and has computed (and for the current year will compute) its federal income tax under section 852; Acquiring Fund intends to continue to meet all such requirements, to be so eligible, and to so compute its federal income tax for the next taxable year; and Acquiring Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

4.2.7. Following the Reorganization, Acquiring Fund will (a) continue Target’s “historic business” (within the meaning of section 1.368-1(d)(2) of the Regulations) and (b) use a significant portion of Target’s “historic business assets” (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; moreover, Acquiring Fund (c) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions (1) made in the ordinary course of that business, (2) necessary to maintain its status as a RIC, and (3) pursuant to the following clause, and (d) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain that status; and Trust believes, based on its review of each Fund’s investment portfolio, that Target’s assets generally are compatible with Acquiring Fund’s investment objective and policies and that, as a result, substantially all of Target’s assets can be transferred to and held by Acquiring Fund;

4.2.8. Acquiring Fund is in the same line of business as Target was in preceding the Reorganization, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into that line of business as part of the plan of reorganization; following the Reorganization, Acquiring Fund will continue, and has no plan or intention to change, that line of business; and at the Effective Time, (a) Acquiring Fund intends to change its name to the “LKCM Aquinas Catholic Equity Fund,” (b) at least 33 1⁄3% of Target’s portfolio assets will meet Acquiring Fund’s current Investment Criteria, (c) Acquiring Fund will not have modified any of its Investment Criteria as part of the plan of reorganization, and (d) Acquiring Fund will not have any plan or intention to change any of its Investment Criteria after the Reorganization, except that Acquiring Fund intends to adopt, and to make effective immediately after the Effective Time, the following changes to its investment strategies: (i) Acquiring Fund will invest, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities; and (ii) Acquiring Fund will primarily invest in companies that Advisor believes are likely to have above-average growth in revenues or earnings, above-average returns on shareholders’ equity, potential for above-average capital appreciation, and/or companies that Advisor believes have attractive relative valuations.

4.2.9. There is no plan or intention for Acquiring Fund to be terminated, dissolved, or merged into another statutory or business trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;

4.2.10. Assuming satisfaction of the condition in paragraph 4.1.15, immediately after the Reorganization, (a) not more than 25% of the value of Acquiring Fund’s total assets (excluding cash, cash items, and Government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers;

4.2.11. Acquiring Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any Target Shares;

4.2.12. Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor will Acquiring Fund, or any person Related to it, have any plan or intention at the Effective Time to acquire or redeem any Acquiring Fund Shares issued in the Reorganization — either directly or through any transaction, agreement, or arrangement with any other person — except for redemptions Acquiring Fund will make as such a series pursuant to section 22(e) of the 1940 Act;

4.2.13. Before or pursuant to the Reorganization, neither Acquiring Fund nor any person Related to it will have acquired, directly or through any transaction, agreement, or arrangement with any other person, Target Shares with consideration other than Acquiring Fund Shares;

4.2.14. Acquiring Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

4.2.15. All Returns of Acquiring Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) will have been timely filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect; to the best of Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Acquiring Fund (a) is in compliance in all material respects with all applicable Regulations pertaining to (1) the reporting of dividends and other distributions on and redemptions of its shares, (2) withholding in respect thereof, and (3) shareholder basis reporting, (b) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (c) is not liable for any material penalties that could be imposed thereunder;

4.2.16. All issued and outstanding Acquiring Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Trust and have been offered and sold in any jurisdiction where their offer or sale is permitted in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; and Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor are there outstanding any securities convertible into any Acquiring Fund Shares;

4.2.17. Acquiring Fund’s Statements at and for the fiscal year (in the case of the Statement of Changes in Net Assets, for the two fiscal years) ended December 31, 2015, have been audited by Deloitte and are in accordance with GAAP; to Trust’s management’s best knowledge and belief, there are no known contingent liabilities of Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at that date that are not disclosed therein; and those Statements present fairly, in all material respects, Acquiring Fund’s financial condition at that date in accordance with GAAP and the results of its operations and changes in its net assets for the periods then ended;

4.2.18. Since December 31, 2015, there has not been any material adverse change in Acquiring Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquiring Fund of indebtedness maturing more than one year from the date the indebtedness was incurred; for purposes of this paragraph, a decline in the NAV of an Acquiring Fund Share due to declines in market values of securities Acquiring Fund holds, the discharge of Acquiring Fund’s liabilities, or the redemption of Acquiring Fund Shares by its shareholders shall not constitute a material adverse change;

4.2.18. If the Reorganization is consummated, Acquiring Fund will treat each Shareholder that receives Acquiring Fund Shares in connection with the Reorganization as having made a minimum initial purchase of those shares for the purpose of making additional investments therein, regardless of the value of the shares so received; and

4.2.19. Acquiring Fund will not pay cash in lieu of fractional Acquiring Fund Shares in connection with the Reorganization.

4.3. Trust’s obligation to implement this Plan on each Fund’s behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Effective Time:

4.3.1. No governmental consents, approvals, authorizations, or filings under the 1933 Act, the Securities Exchange Act of 1934, as amended, or the 1940 Act (collectively, “Federal Securities Laws”) or state securities laws, and no consents, approvals, authorizations, or orders of any court, are required for Trust’s adoption or performance, on behalf of either Fund, of this Plan, except for (a) Trust’s filing with the Commission of a registration statement on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus (“Registration Statement”), and (b) consents, approvals, authorizations, and filings that have been made or received or may be required subsequent to the Effective Time;

4.3.2. The fair market value of the Acquiring Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Target Shares it actually or constructively surrenders in exchange therefor;

4.3.3. Trust’s management (a) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (1) any portion of their Target Shares before the Reorganization to any person Related to either Fund or (2) any portion of the Acquiring Fund Shares they receive in the Reorganization to any person Related to Acquiring Fund, (b) does not anticipate dispositions of those Acquiring Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Target as a series of an open-end investment company, (c) expects that the percentage of shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be de minimis, and (d) does not anticipate that there will be extraordinary redemptions of Acquiring Fund Shares immediately following the Reorganization;

4.3.4. Target’s shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice concerning the Reorganization), if any, incurred in connection with the Reorganization;

4.3.5. The fair market value and “adjusted basis” (within the meaning of section 1011) of the Assets will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;

4.3.6. Trust will call and hold a meeting of Target’s shareholders to consider and act on this Plan and to take all other action necessary to obtain approval of the transactions contemplated hereby; this Plan and the transactions contemplated hereby will have been duly adopted and approved by Target’s shareholders at that meeting (including any adjournment(s) thereof); and to the best of Trust’s management’s knowledge, at the record date for Target’s shareholders entitled to vote on approval hereof, there was no plan or intention by its shareholders to redeem, sell, exchange, or otherwise dispose of a number of Target Shares (or Acquiring Fund Shares to be received in the Reorganization), in connection with the Reorganization, that would reduce their ownership of the Target Shares (or the equivalent Acquiring Fund Shares) to a number of shares that was less than 50% of the number of Target Shares outstanding;

4.3.7. At the Effective Time, there will be no intercompany indebtedness existing between the Funds that was issued, acquired, or settled at a discount;

4.3.8. Pursuant to the Reorganization, Target will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, Target held immediately before the Reorganization; for the purposes of the foregoing, any amounts Target uses to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (a) redemptions pursuant to section 22(e) of the 1940 Act and (b) dividends and other distributions declared and paid to ensure Target’s continuing qualification as a RIC and to avoid the imposition of fund-level tax) will be included as assets it held immediately before the Reorganization;

4.3.9. None of the compensation, if any, received by or to be paid to any Shareholder who or that is a trustee of Trust or an employee of or service provider to Target will be separate consideration for, or allocable to, any of that Shareholder’s Target Shares; none of the Acquiring Fund Shares any such Shareholder receives in the Reorganization will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

4.3.10. Immediately after the Reorganization, the Shareholders will not be in “control” (within the meaning of section 368(a)(2)(H)(i), i.e., as defined in section 304(c)) of Acquiring Fund;

4.3.11. No expenses incurred by Target or on its behalf in connection with the Reorganization will be paid or assumed by Acquiring Fund, Advisor, or any third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than Acquiring Fund Shares will be transferred to Target or any of its shareholders with the intention that that cash or property be used to pay any expenses (even Reorganization Expenses) thereof;

4.3.12. There will be no dissenters to the Reorganization under the applicable provisions of Delaware law;

4.3.13. All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit Trust to carry out the transactions contemplated hereby; the Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, to Trust’s best knowledge no investigation or proceeding for that purpose shall have been instituted or pending, threatened, or contemplated under the 1933 Act or the 1940 Act, and the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act; and all consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) Trust deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on the assets or properties of either Fund;

4.3.14. At the Effective Time, no action, suit, or other proceeding shall be pending (or, to Trust’s best knowledge, threatened to be commenced) before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby;

4.3.15. Trust shall have received an opinion of K&L Gates LLP (“Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”); in rendering the Tax Opinion, Counsel may assume satisfaction of all the conditions set forth in this paragraph 4, may treat them as representations and warranties Trust made to Counsel that shall survive the Closing, and may rely as to factual matters, exclusively and without independent verification, on those representations and warranties and, if Counsel requests, on representations and warranties made in separate letters addressed to Counsel (collectively, “Representations”); and the Tax Opinion shall be substantially to the effect that — based on the facts and assumptions stated therein and conditioned on (a) the Representations’ being true and complete at the Effective Time and (b) consummation of the Reorganization in accordance with this Plan (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) — for federal income tax purposes:

(a) Acquiring Fund’s acquisition of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities, followed by Target’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Target Shares and in complete liquidation of Target, will qualify as a “reorganization” (as defined in section 368(a)(1)(C)), and each Fund will be “a party to a reorganization” within the meaning of section 368(b);

(b) Target will recognize no gain or loss on the transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Target Shares;

(c) Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;

(d) Acquiring Fund’s basis in each Asset will be the same as Target’s basis therein immediately before the Reorganization, and Acquiring Fund’s holding period for each Asset will include Target’s holding period therefor (except where Acquiring Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

(e) A Shareholder will recognize no gain or loss on the exchange of all its Target Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and

(f) A Shareholder’s aggregate basis in the Acquiring Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Target Shares it actually or constructively surrenders in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include, in each instance, its holding period for those Target Shares, provided the Shareholder holds them as capital assets at the Effective Time.

Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting; and

4.3.16. Trust, on Acquiring Fund’s behalf, shall have executed and delivered at or before the Closing a Certificate confirming that Trust, on Acquiring Fund’s behalf, assumes all of the Liabilities.

5.	EXPENSES

All fees payable to governmental authorities for the registration or qualification of the Acquiring Fund Shares distributable hereunder and all transfer agency costs related thereto shall be paid by Acquiring Fund, while Target shall bear all brokerage or similar expenses incurred by it or for its benefit in connection with the Reorganization. Advisor has agreed with Trust that, subject to satisfaction of the condition contained in paragraph 4.3.11, Advisor shall bear all other Reorganization Expenses, including (a) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing the Registration Statement, and printing and distributing Acquiring Fund’s prospectus and (b) legal and accounting fees and disbursements in connection with the Reorganization. Notwithstanding the foregoing, an expense shall be paid by the Fund directly incurring it if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

6.	TERMINATION

The Board may terminate or delay this Plan and abandon or postpone the transactions contemplated hereby at any time before the Effective Time, if circumstances develop that, in its opinion, make proceeding with the Reorganization inadvisable for either Fund.

7.	AMENDMENT

The Board may amend, modify, or supplement this Plan at any time in any manner; provided that no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests.

8.	MISCELLANEOUS

8.1. This Plan shall be governed by and construed in accordance with the internal laws of Delaware, without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and the Federal Securities Laws, the latter shall govern.

8.2. Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than Trust (on the Funds’ behalf) and its successors and assigns any rights or remedies under or by reason of this Plan.

8.3. Notice is hereby given that this instrument is adopted on behalf of Trust’s trustees solely in their capacities as trustees, and not individually, and that Trust’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, or shareholders or any series thereof other than the Funds but are only binding on and enforceable against Trust’s property attributable to and held for the benefit of each Fund (“Fund’s Property”) and not its property attributable to and held for the benefit of any other series thereof. Trust, in asserting any rights or claims under this Plan on behalf of either Fund, shall look only to the other Fund’s Property in settlement of those rights or claims and not to the property of any other series thereof or to those trustees, officers, or shareholders.

8.4. Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

APPENDIX B

VALUATION, PURCHASE, REDEMPTION AND TAX INFORMATION

FOR THE LKCM AQUINAS CATHOLIC EQUITY FUND

Valuation of Shares

The price of the LKCM Aquinas Catholic Equity Fund (“Fund”) is based on its net asset value (“NAV”) per share. The NAV per share is computed by dividing the total value of the investments and other assets of a Fund, less any liabilities, by the total outstanding shares of the Fund. The NAV per share is normally determined as of the scheduled close of normal trading on the NYSE (generally 4:00 p.m. Eastern Time) on each day that the NYSE is scheduled to be open for business. NAV is not determined on days the NYSE is scheduled to be closed. The NYSE is scheduled to be closed on weekends and most national holidays. The price at which a purchase order or redemption request is effected is based on the next calculation of NAV after the order is received by the Fund. A Fund’s NAV may not be calculated on days during which the Fund receives no orders to purchase shares and no shares are tendered for redemption. In determining NAV, expenses are accrued and applied daily and investments for which market values are readily available are valued at market value.

Equity securities listed or traded on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price on the exchange on which the security is primarily traded. Nasdaq Global Market securities are valued at the NASDAQ Official Closing Price (the “NOCP”). Unlisted U.S. securities and listed U.S. securities not traded on a particular valuation date are valued at the mean of the most recent quoted bid and ask price on the relevant exchanges or markets. Equity securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price on the exchange on which the security is primarily traded. Debt securities are normally valued at the mean of the bid and ask price and/or by using a combination of broker quotations or evaluated prices provided by an independent pricing service. Other assets and securities for which no market quotations or evaluated prices are readily available are valued in good faith at fair value using guidelines approved by the Board of Trustees.

The Board of Trustees has established policies and procedures that authorize the Adviser to fair value a security in good faith if, among other things, the Adviser determines that (i) closing prices of foreign securities do not reflect their fair market value due to events that occur between the closing of foreign markets and the time at which a Fund calculates its NAV, (ii) trading in a security is halted and does not resume prior to the closing of the exchange or other market on which such security normally trades, or (iii) the price for such security provided by the Fund’s independent pricing services appears invalid, is not readily available, or otherwise provides a valuation that in the judgment of the Adviser does not represent the fair market value of such security. The Fund may use prices provided by independent pricing services to assist in the fair valuation of the Fund’s portfolio securities.

The trading hours for most foreign securities end prior to the scheduled close of the NYSE, generally the time the Fund’s NAV is calculated. Securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price, unless events materially affecting the value of foreign securities occur. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Fund may value foreign securities at fair value, taking into account such events, when they calculate their NAVs. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating a Fund’s NAV in advance of the time as of which NAV is calculated. Because some foreign markets are open on days when the Fund does not price their shares, the value of a Fund’s holdings (and correspondingly, the Fund’s NAV) could change at a time when you are not able to buy or sell Fund shares.

There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Fair valuations may remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations.

Portfolio Holdings

The Fund makes available its top ten and complete portfolio holdings on its website at www.aquinasfunds.com on a quarterly basis. The top ten and complete portfolio holdings information is generally available no earlier than 10 and 30 days after the end of the calendar quarter, respectively, and will remain available through at least the end of the current quarter. A description of the Fund’s policies and procedures regarding the disclosure of portfolio holdings is available in the Statement of Additional Information to this Proxy Statement, which is incorporated by reference into this Proxy Statement. The Statement of Additional Information is also available by contacting the Equity Fund at 1-800-423-6369 or at www.aquinasfunds.com.

Redemptions In Kind

The LKCM Funds (“Trust”), of which the Fund is a series, has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of (i) $250,000 or (ii) 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part in investment securities or in cash, as the Trustees of the Trust (“Trustees”) may deem advisable; however, payment will be made wholly in cash unless the Trustees believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities the redeeming shareholders might incur brokerage expenses if they converted these securities to cash. Securities used to make such “in-kind” redemptions will be readily marketable. The method of valuing such securities will be the same as the method of valuing Fund securities described above and such valuation will be made as of the same time the redemption price is determined.

Frequent Trading and Market Timing

“Market timing” typically refers to the practice of frequent trading in the shares of mutual funds in order to exploit inefficiencies in fund pricing. Market timing transactions include trades in mutual fund shares that occur when the fund’s NAV may not fully reflect the value of the fund’s holdings – for example, when the fund has in its portfolio particular holdings, such as foreign or thinly traded securities, that are valued on a basis that does not include the most updated information possible. Market timing can have a dilutive effect on the value of the investments of long-term fund shareholders and can increase the transaction costs of a fund, which will be borne by all fund shareholders.

The Fund typically is intended for long-term investing. Market timing by Fund shareholders may adversely affect the Fund by interfering with portfolio management and increasing portfolio transaction and administrative costs. The Trust’s Board of Trustees (“Board”) has adopted policies and procedures to detect and prevent market timing activities in the Fund. To discourage market timing, the Fund charges a 1.00% redemption fee on shares exchanged or redeemed within 30 days of purchase, except on shares held in separately managed accounts of Luther King Capital Management Corporation, the Fund’s adviser (“LKCM” or “Adviser”). The redemption fee may be waived with the approval of the Board. The redemption fee also may be waived by LKCM or an officer of the Fund, provided such waivers are reported to the Board. In addition, the Fund may temporarily suspend or terminate future purchase and exchange orders by investors or groups of investors who the Fund believes have engaged in market timing practices and which may have an adverse impact on the Fund. The Fund also will terminate, without notice, the exchange privilege of any investor who, in the opinion of the Fund, uses the exchange privilege excessively.

The Fund and/or LKCM monitor for market timers and attempt to detect abusive trading practices. The criteria and techniques may change from time to time as determined by the Fund or LKCM. The transfer agent of the Fund may reject any purchase or exchange order, in whole or in part, including trading that the Fund or LKCM believe may be excessive in frequency and/or amount or otherwise potentially disruptive to the Fund. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur.

Furthermore, due to the complexity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the efforts of the Fund or LKCM will identify all trades or trading practices that may be considered abusive. In addition, the ability of the Fund or LKCM to monitor trades that are placed by individual shareholders within omnibus and retirement accounts maintained by financial intermediaries may be limited. However, the Fund and LKCM attempt to monitor aggregate trades placed in omnibus accounts and seek to work with financial intermediaries to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the Fund has entered into agreements with certain financial intermediaries that generally require them to provide the Fund with information concerning those individual shareholders involved in any such aggregated trades. For those financial intermediaries with whom the Fund has not entered into such agreements, the Fund treats such intermediaries as individual shareholders for purposes of its market timing and redemption fee policies. However, there can be no assurance that the Fund or LKCM will be able to detect and prevent abusive trading in accounts maintained by financial intermediaries through the foregoing measures or otherwise.

Purchase and Redemption of Fund Shares

Purchases

You may purchase shares of the Fund at the NAV per share next determined after receipt of the purchase order. The Fund normally determines NAV as of the scheduled close of normal trading of the New York Stock Exchange (“NYSE”) (generally 4:00 P.M. Eastern time) each day that the NYSE is scheduled to be open for business.

Initial Investments

The Fund is offered for purchase through financial intermediaries who have entered into agreements with the Fund’s distributor, directly from the Trust and from certain other distribution channels. The policies that apply to the purchase of Fund shares directly through the Fund’s transfer agent are discussed below. If you establish an account with a broker-dealer or other financial intermediary, information on how to purchase, sell and exchange Fund shares will be provided to you by your financial intermediary. Your broker-dealer or other financial intermediary also may charge fees that are in addition to those described in this prospectus. Please contact your financial intermediary for information regarding how to purchase, exchange and redeem shares and applicable fees.

Through Your Financial Adviser. You may invest in shares of the Fund by contacting your financial adviser. Your financial adviser can help you open a new account and help you review your financial needs and formulate long-term investment goals and objectives. Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent.

The Fund has authorized certain broker-dealers and other financial intermediaries to receive on their behalf purchase and redemption orders of Fund shares. These broker-dealers may also designate intermediaries to receive Fund orders on their behalf. The Fund is deemed to have received purchase and redemption orders for

Fund shares when an authorized broker-dealer or its designee or financial intermediary receives such orders. All such orders are executed at the next NAV calculated after the order is received by an authorized broker-dealer, its designee or financial intermediary. Your broker-dealer or other financial intermediary is responsible for transmitting orders to be received by the Funds in proper form and in a timely manner.

By Mail. You may open an account by completing and signing an Account Registration Form, and mailing it, together with a check ($2,000 minimum initial investment) payable to LKCM Funds. Your order will not be accepted until the completed Account Registration Form is received by the Fund or the transfer agent.

By regular mail to:	By express, registered or certified mail to:
LKCM Funds – Fund name c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	LKCM Funds – Fund name c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC post office box of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund.

Once the Fund receives and accepts your Account Registration Form in the mail, your payment for shares will be credited to your account at the NAV per share of the Fund next determined after receipt. If you purchase shares using a check or electronic funds transfer through the Automated Clearing House (“ACH”) network and soon after make a redemption request, the Fund will honor the redemption request at the next determined NAV, but will not send you the proceeds until your purchase check has cleared (usually within 15 calendar days). The Fund will not accept payment in cash or money orders. To prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Fund is unable to accept postdated checks or any conditional order or payment. Payment should be made by check in U.S. Dollars drawn on a U.S. bank, savings and loan or credit union. If your bank does not honor your check, you could be liable for any loss sustained by the Fund, as well as a service charge imposed by the transfer agent in the amount of $25.

In compliance with the USA PATRIOT Act of 2001, when you open an account directly with the Fund, please note that the transfer agent will verify certain information on your Account Registration Form as part of the Fund’s Anti-Money Laundering Program. As requested on the Account Registration Form, you should supply your full name, date of birth, social security number and permanent street address. Broker-dealers and other financial intermediaries also are required to comply with the USA PATRIOT ACT and, as a result, may request similar information when you open an account. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the transfer agent at 1-800-423-6369 if you need additional assistance when completing your Account Registration Form.

If the Fund does not have a reasonable basis for determining your identity, your account will be rejected or you will not be allowed to perform a transaction on the account until the necessary information to confirm your identity is received. The Fund may also reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

By Wire. You may purchase shares of the Fund by wiring federal funds ($2,000 minimum). If you are making your first investment in the Fund, before you wire funds, the transfer agent must have a completed Account Registration Form. You can mail or overnight deliver your Account Registration Form to the transfer agent. Upon receipt of your completed Account Registration Form, the transfer agent will establish an account for you.

The account number assigned will be required as part of the instruction that should be given to your bank to send the wire. The wire must be received by the time as of which the NAV is calculated in order to receive the same day’s NAV. Your bank must include both the name of the Fund you are purchasing, your name and account number so that monies can be correctly applied. Your bank should transmit funds by wire to:

U.S. Bank, N.A.

777 East Wisconsin Avenue

Milwaukee, WI 53202

ABA #075000022

For credit to U.S. Bancorp Fund Services, LLC

Account #112-952-137

For further credit to LKCM Funds

[Name of Fund]

[Shareholder account number]

Federal fund purchases will be accepted only on a day on which the Fund and the custodian are open for business. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Subsequent Investments

By Mail or Wire. You may make additional investments at any time (minimum subsequent investment $500) by mailing a check payable to LKCM Funds to the address noted in the section entitled “Initial Investments – By Mail.” Additional investments may also be made by wire. Before sending your wire, please contact the transfer agent at 1-800-423-6369 to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. Instruct your bank to wire monies as outlined above.

By Telephone. To make additional investments by telephone, you must check the appropriate box on your Account Registration Form authorizing telephone purchases. If you have given authorization for telephone transactions and your account has been open for at least 15 days, you may call the Fund toll free at 1-800-423-6369 to move money, in the amount of $500 or more, from your bank account to your Fund account upon request. Only bank accounts held at U.S. institutions that are ACH members may be used for telephone transactions. For security reasons, requests by telephone may be recorded. Shares of the Fund will be purchased in your account at the NAV next determined after your order is placed. Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

If you purchased shares of the Fund through a financial intermediary, you must contact your financial intermediary for information concerning how to effect subsequent investments in the Fund’s shares.

Automatic Investment Program

The Automatic Investment Program (the “Program”) permits investors that own shares of the Fund with a value of $2,000 or more to purchase shares (minimum of $100 per transaction) at regular intervals selected by the investor. This Program provides a convenient method to have monies deducted from your checking or savings account, for investment into the Fund, on a monthly or quarterly basis. Only bank accounts held at domestic institutions that are ACH members may be used for this option. If you wish to change the amount of your investment or to terminate the Program, please contact the transfer agent five days prior to the effective date. Additionally, the transfer agent will charge a $25 fee for any payment returned. To establish the Program, an investor must complete the appropriate sections of the Account Registration Form. For additional information on the Program, please call 1-800-423-6369.

Retirement Plans and Accounts

The Fund makes available individual retirement accounts (“IRAs”), including Simplified Employee Pension Plans, traditional IRAs, Roth IRAs and IRA “Rollover Accounts,” offered by U.S. Bancorp Fund Services, LLC. Detailed information on these plans and accounts is available by calling the Fund at 1-800-423-6369 (option 1). The transfer agent charges an annual fee of $15 for maintaining each plan and account, which is in addition to other fees and expenses payable to the Fund or transfer agent as described herein. Investors should consult with their own tax advisers before establishing a retirement plan or account.

Other Purchase Information

The Fund reserves the right, in its sole discretion, to suspend the offering of its shares, to reject any purchase order, or to waive any minimum investment requirements.

Purchases of the Fund’s shares will be made in full and fractional shares of the Fund calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except at the written request of the shareholder. Certificates for fractional shares will not be issued.

Policy on Prohibition of Foreign Shareholders

Shares of the Fund have not been registered for sale outside of the United States. Accordingly, the Fund generally requires that all shareholders must be U.S. persons with a valid U.S. taxpayer identification number to open an account with the Fund. The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses. The Fund reserves the right to close the account within 5 business days if clarifying information or documentation is not received.

Unclaimed Property

Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. If the Fund is unable to locate a shareholder, it will determine whether the shareholder’s account can legally be considered abandoned. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution checks sent to you during the time the check remained uncashed.

Redemptions

You may redeem shares of the Fund by contacting your financial advisor, by mail or, if authorized, by telephone or wire. The Fund does not charge a fee for making redemptions, except that the Fund charges a 1.00% redemption fee on shares exchanged or redeemed within 30 days of purchase unless such shares are held in separately managed accounts of LKCM. The redemption fee may be waived with the approval of the Board. The redemption fee also may be waived by LKCM or an officer of the Fund, provided such waivers are reported to the Board. If you purchased your shares through a broker-dealer or other financial intermediary, please contact your broker-dealer or financial intermediary for information regarding how to sell your shares.

By Mail. You may redeem your shares by mailing a written request to:

By regular mail to:	By express, registered or certified mail to:
LKCM Funds – Fund name c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	LKCM Funds – Fund name c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202

After your request is in “good order,” the Fund will redeem your shares at the next NAV. To be in “good order,” redemption requests must include the following documentation:

(a) The share certificates, if issued;

(b) A letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

(c) Any required signature guarantees; and

(d) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans, and other organizations.

Signature Guarantees. To protect your account, LKCM Funds and U.S. Bancorp Fund Services, LLC from fraud, signature guarantees are required to enable the Fund to verify the identity of the person that has authorized a redemption from an account. Signature guarantees, from either a Medallion program member or a non-Medallion program member, are required for (1) redemptions where the proceeds are payable or sent to any person, address or bank account not on record, (2) share transfer requests and (3) any redemption request if a change of address request has been received by the transfer agent within the last 15 calendar days. In addition to the situations described above, the Fund and/or the transfer agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation. The Fund reserves the right to waive any signature guarantee requirement at their discretion.

Non-financial transactions including establishing or modifying certain services on an account may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (STAMP). A notary public is not an acceptable signature guarantor. Please contact the Fund at 1-800-423-6369 (option 1) for further details.

By Telephone. If you indicated on your Account Registration Form or have subsequently arranged in writing to do so, you may redeem shares by calling the Fund. You may have the redemption proceeds mailed by check to the primary registration address or wired directly to your bank. You may also have your proceeds sent via electronic funds transfer through the ACH network to your predetermined bank account. Other redemption fees may be applicable. See the section titled “Other Redemption Information” below. The transfer agent imposes a $15 fee for each wire redemption. There is no charge for an electronic funds transfer, however the funds may not be available for 2-3 days. The redemption proceeds will be paid to the same bank and account as designated on the Account Registration Form or in written instructions subsequently received by the Fund. No telephone redemptions may be made within 15 days of any address change.

If you would like to arrange for redemption by wire, ACH, or telephone or change the bank or account designated to receive redemption proceeds, you must send a written request to the Fund at the address listed above. The investor must sign such requests. Further documents and signature verifications may be required.

The Fund reserves the right to refuse a wire or telephone redemption. Procedures for redeeming shares by wire or telephone may be modified or terminated at any time. The Fund and the transfer agent will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine. Before executing an instruction received by telephone, the transfer agent will use reasonable procedures to confirm that the telephone instructions are genuine. The telephone call may be recorded and the caller may be asked to verify or provide certain personal identification information. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. If the Fund or its agents follow these procedures, they cannot be held liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes fraudulent or unauthorized requests. Once a telephone transaction has been placed, it cannot be canceled or modified. Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

30-Day Redemption Fee. If you redeem or exchange shares held for less than 30 days after the date of purchase, you will be subject to a 1.00% redemption fee. This fee will be deducted from the proceeds of your redemption. For purposes of applying the fee, the first day of the holding period is trade date plus one. The holding period will be determined on a “first-in, first-out” basis, meaning the Fund shares purchased first will be redeemed first. The redemption fee will not apply to shares of the Fund held in accounts separately managed by LKCM. The redemption fee may be waived with the approval of the Board. The redemption fee also may be waived by LKCM or an officer of the Fund, provided such waivers are reported to the Board. Transactions in shares of the Fund by financial intermediaries with whom the Fund does not have information sharing agreements in place may be subject to the redemption fee. The redemption fee will be retained by the Fund for the benefit of its shareholders. Redemption fees will not apply to shares acquired through the reinvestment of dividends, or to shares purchased through the Automatic Investment Program.

Other Redemption Information. Payment of the redemption proceeds will normally be made within seven calendar days after receipt of a redemption request in “good order.” Redemption proceeds for shares of the Fund purchased by check or electronic funds transfer through the ACH network may not be distributed until payment for the purchase has been collected, which may take up to fifteen calendar days. Shareholders can avoid this delay by utilizing the wire purchase option.

Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $1,000. You will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of the account up to at least $1,000.

The Fund may suspend the right of redemption or postpone redemptions when the NYSE is closed (other than customary weekend and holiday closings) or under any emergency circumstances as determined by the SEC.

The Fund has reserved the right to redeem in kind (i.e., in securities) any redemption request during any 90-day period in excess of the lesser of: (i) $250,000 or (ii) 1% of the Fund’s NAV being redeemed. If your shares are redeemed in kind, then you will incur transaction costs when you subsequently sell the securities distributed to you.

Transfer of Registration

The registration of Fund shares may be transferred by writing to LKCM Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin, 53202-0701. As in the case of redemptions, the written request with signature guaranteed must be received in “good order.”

Exchanges

Exchanges of all or a portion of your investment from the Fund to another LKCM Fund may be made. Any new account established through an exchange will be subject to the minimum investment requirements described above. Exchanges will be executed on the basis of the relative NAV of the shares exchanged after your request for an exchange is received. An exchange is considered to be a sale of shares for federal income tax purposes on which you may realize a taxable gain or loss. In addition, exchanges of shares held for less than 30 days will be subject to a 1.00% redemption fee, except on shares held in separately managed accounts of LKCM or as otherwise determined by the Fund in its discretion. The transfer agent charges a $5 fee for each exchange via telephone. Call the Fund to learn more about exchanges. If you purchased shares of the Fund through your financial intermediary, please contact your financial intermediary to determine if you may take advantage of the exchange policies described in this section and for its policies to effect an exchange.

The Fund is intended as a long-term investment vehicle and not to provide a means of speculating on short-term market movements. In addition, excessive trading can hurt the Fund’s performance and shareholders. Therefore, the Fund may terminate, without notice, the exchange privilege of any investor who uses the exchange privilege excessively. The Fund may change or temporarily suspend the exchange privilege during unusual market conditions.

Payments to Broker-Dealers and Other Financial Intermediaries

The Fund and LKCM may make payments to financial intermediaries in connection with the promotion and sale of shares of the Fund and as compensation for shareholder-related services, including administrative, sub-transfer agency, recordkeeping and shareholder communications services. The Fund and LKCM may also pay such compensation to make shares of the Fund available to investors through fund platforms, supermarkets or similar programs or for services provided in connection with such platforms, supermarkets and programs. These payments generally benefit the Fund and may provide applicable financial intermediaries with an incentive to recommend sales of shares of the Funds over other potential investments.

The Fund and LKCM may compensate financial intermediaries differently depending upon the level and type of services provided by such financial intermediaries. The compensation paid to a financial intermediary may be based on a variety of factors, including average net assets of the Fund distributed and/or serviced by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Fund. Compensation paid by the Fund for distribution-related expenses are made from the Fund’s Rule 12b-1 fees. Compensation paid by LKCM or its affiliates includes amounts from LKCM’s or its affiliates’ own resources and constitute what is sometimes referred to as “revenue sharing.”

Any compensation received by a financial intermediary, whether from the Fund or LKCM, and the prospect of receiving such compensation may provide the financial intermediary with an incentive to recommend shares of the Fund over other potential investments. You should ask your financial intermediary for details about any such payments it receives from the Fund or LKCM, or any other fees, expenses, or commissions your financial intermediary may charge you in addition to those disclosed in this prospectus.

Distributions and Taxes

Dividends and Other Distributions

The Fund intends to declare and pay income dividends at least on an annual basis. The Fund intends to distribute net capital gains and net gains from foreign currency transactions, if any, on an annual basis. The Fund may make an additional distribution if necessary to avoid federal income or excise taxes or as otherwise approved by the Board.

Dividends and other distributions, if any, will automatically be paid in additional shares of the Fund unless the shareholder elects otherwise. Such election must be made in writing or by calling the Fund. If an investor elects to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the amount of the distribution check in the shareholder’s account at the Fund’s then-current NAV per share and to reinvest all subsequent distributions.

Taxes

Dividends, whether paid in cash or reinvested in additional shares, from the Fund’s net investment income, the excess of its net short-term capital gains over its net long-term capital loss and its net gains from certain foreign currency transactions, if any, will be taxable to shareholders as ordinary income (unless a shareholder is exempt from income tax or entitled to a tax deferral), except as noted in the following sentence. The Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends it receives on stock of most U.S. and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions) generally will be subject to federal income tax for individual and certain other non-corporate shareholders (each, a “non-corporate shareholder”) who satisfy those restrictions with respect to the shares on which the Fund dividends were paid at the lower rates for long-term capital gains – a maximum of 15% for a single shareholder with taxable income not exceeding $415,050 ($466,950 for married shareholders filing jointly) and 20% for non-corporate shareholders with taxable income exceeding those respective amounts (which apply for 2016 and will be adjusted for inflation annually). A portion of a Fund’s dividends – not exceeding the aggregate dividends it receives from domestic corporations only – also may be eligible for the dividends-received deduction allowed to corporations, subject to similar holding period and other restrictions. However, dividends a corporate shareholder deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. There can be no assurance as to what portion, if any, of the Fund’s distributions will constitute qualified dividend income or be eligible for the dividends-received deduction.

Distributions to non-corporate shareholders of net capital gain (that is the excess of net long-term capital gain over net short-term capital loss), whether paid in cash or reinvested in additional shares (or, if the Fund makes a certain election, any such excess that is retained by the Fund), will be taxable as long-term capital gain, at the 15% and 20% maximum rates mentioned above; capital gain distributions to corporate shareholders are subject to federal income tax at the same maximum rate as ordinary income, 35%. The classification of a capital gain distribution or retained capital gains (and, consequently, the applicable tax rate) is determined by the length of time that the Fund has held the securities that generated the gain and not the length of time you have held shares in the Fund. Shareholders will be notified annually as to the federal tax status of dividends and other distributions paid by the Fund.

Any dividends and other distributions the Fund declares in the months of October, November or December to shareholders of record on a date in such a month will be deemed to have been paid by the Fund and received by those shareholders on December 31 if the distributions are paid before February 1 of the following year. If you purchase shares of the Fund shortly before a distribution, you will be subject to income tax on the distribution, even though the value of your investment (plus cash received, if any) remains the same.

When a shareholder redeems shares of the Fund, the redemption may result in a taxable gain or loss, depending on whether the redemption proceeds are more or less than the shareholder’s adjusted basis in the shares. Any capital gain a non-corporate shareholder recognizes on a redemption of Fund shares that have been held for more than one year will qualify for the 15% and 20% maximum rates mentioned above. In addition, if shares of the Fund are bought (whether pursuant to the reinstatement privilege or otherwise) within 30 days before or after redeeming at a loss other shares of the Fund (regardless of class), all or part of that loss will not be deductible and instead will increase the basis in the newly purchased shares.

The Fund is required by federal law to withhold and remit to the U.S. Treasury 28% of reportable payments (which includes dividends, capital gain distributions and redemption proceeds, regardless of the extent to which gain or loss may be realized) otherwise payable to non-corporate shareholders who fail to certify that the taxpayer identification number furnished to the Fund is correct or who furnish an incorrect number (together with the withholding described in the next sentence, “backup withholding”). Withholding at that rate also is required from the Fund’s dividends and capital gain distributions otherwise payable to a non-corporate shareholder who (1) is subject to backup withholding for failure to report the receipt of interest or dividend income properly; or (2) fails to certify to the Fund that he or she is not subject to backup withholding or that it is a corporation or other exempt recipient. Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded.

An individual is required to pay a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally includes dividends, interest, and net gains from the disposition of investment property (including dividends and capital gain distributions the Fund pays and net gains realized on the redemption or exchange of Fund shares), or (2) the excess of the individual’s “modified adjusted gross income” over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisers regarding the effect, if any, this provision may have on their investment in Fund shares.

A shareholder’s basis in shares of the Fund that he or she acquires after December 31, 2011 (“Covered Shares”), will be determined in accordance with the Fund’s default method, which is average basis, unless the shareholder affirmatively elects in writing, which may be electronic, to use a different acceptable basis determination method, such as a specific identification method. The Fund, or its administrative agent, must report to the Internal Revenue Service (“IRS”) and furnish to its shareholders the basis information for Covered Shares. See “Taxation” in the Fund’s statement of additional information, which is incorporated herein by reference, for a description of the rules regarding that election and the Fund’s reporting obligation. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.

Dividends and other distributions the Fund declares, as well as redemption proceeds, may also be subject to state and local taxes.

The foregoing summarizes some of the important federal income tax considerations generally affecting the Fund and its shareholders. Potential investors in the Fund should see the Fund’s statement of additional information, which is incorporated herein by reference, for further information regarding the tax consequences of investing in the Fund and consult their tax advisers with specific reference to their own tax situation.

APPENDIX C

OWNERSHIP OF SHARES OF THE LKCM AQUINAS FUNDS

As of the Record Date, to the knowledge of the Funds, shareholders of record and/or beneficial owners who owned 5% or more of a Fund’s outstanding shares are set forth below:

LKCM Aquinas Small Cap Fund
Name and Address	Number of Shares of Fund	Percentage of Fund’s Outstanding Shares	Percentage of Shares of the LKCM Aquinas Catholic Equity Fund (after giving effect to the Reorganizations)	Record or Beneficial
Charles Schwab & Co., Inc. For The Exclusive Benefit Of Its Customers Reinvest Account Attn: Mutual Funds Department 211 Main Street San Francisco, CA 94105	351,931	32.82%	2.99%	Record

First Clearing LLC For The Exclusive Benefit Of Its Customers 2801 Market Street St. Louis, MO 63103	83,432	7.78%	0.71%	Record

TD Ameritrade Inc. For The Exclusive Benefit Of Its Customers P.O. Box 2226 Omaha, NE 68103	80,975	7.55%	0.69%	Record

National Financial Services LLC For The Exclusive Benefit Of Its Customers Attn: Mutual Funds Department 499 Washington Boulevard, Floor 5 Jersey City, NJ 07310	61,363	5.72%	0.52%	Record

LKCM Aquinas Growth Fund
Name and Address	Number of Shares of Fund	Percentage of Fund’s Outstanding Shares	Percentage of Shares of the LKCM Aquinas Catholic Equity Fund (after giving effect to the Reorganizations)	Record or Beneficial
Charles Schwab & Co., Inc. For The Exclusive Benefit Of Its Customers Reinvest Account Attn: Mutual Funds Department 211 Main Street San Francisco, CA 94105	165,874	10.86%	4.00%	Record

National Financial Services LLC For The Exclusive Benefit Of Its Customers Attn: Mutual Funds Department 499 Washington Boulevard, Floor 5 Jersey City, NJ 07310	147,266	9.64%	3.56%	Record

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LKCM Aquinas Value Fund
Name and Address	Number of Shares of Fund	Percentage of Fund’s Outstanding Shares	Percentage of Shares of the LKCM Aquinas Catholic Equity Fund (after giving effect to the Reorganizations)	Record or Beneficial
National Financial Services LLC For The Exclusive Benefit Of Its Customers Attn: Mutual Funds Department 499 Washington Boulevard, Floor 5 Jersey City, NJ 07310	605,196	25.05%	13.50%	Record

Charles Schwab & Co., Inc. For The Exclusive Benefit Of Its Customers Reinvest Account Attn: Mutual Funds Department 211 Main Street San Francisco, CA 94105	573,537	23.74%	12.80%	Record

Vanguard Fiduciary Trust Company 400 Devon Park Drive L23 Wayne, PA 19087	120,990	5.01%	2.70%	Record

The tables set forth above indicate shareholders that may be deemed to “control” a Fund. “Control” for this purpose is the ownership of more than 25% of a Fund’s voting securities. A person who controls a Fund may be able to determine the outcome of any matter submitted to a vote of shareholders.

As of the Record Date, the Board and officers of the Trust, as a group, owned of record and beneficially approximately 4.98% of the outstanding shares of the Value Fund and less than 1% of the outstanding shares of each of the Small Cap Fund and the Growth Fund.

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APPENDIX D

FINANCIAL HIGHLIGHTS

The financial highlights table set forth below is intended to help you understand each of the Acquired Fund’s and the Acquiring Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of a Fund. The total returns in the table represent the rates than an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements and financial highlights which have been audited by Deloitte & Touche LLP, whose report along with each of the Fund’s financial statements and financial highlights, is included in the Annual Report to Shareholders for the year ended December 31, 2015, which is available free of charge upon request by visiting www.aquinasfunds.com or by calling toll-free at 1-800-423-6369. The financial statements and financial highlights relating to the Acquired Funds and the Acquiring Fund have been incorporated by reference into the SAI.

	LKCM Aquinas Value Fund
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net Asset Value – Beginning of Period	$16.87	$17.99	$14.18	$12.72	$12.68

Net investment income	0.03	0.17 (2)	0.04 (1)	0.07 (1)	0.02 (1)
Net realized and unrealized gain (loss) on investments	(0.56)	0.34	4.72	1.46	0.04

Total from investment operations	(0.53)	0.51	4.76	1.53	0.06

Dividends from net investment income	(0.04)	(0.19)	(0.04)	(0.07)	(0.02)
Distributions from net realized gains	(1.13)	(1.44)	(0.91)	—	—

Total dividends and distributions	(1.17)	(1.63)	(0.95)	(0.07)	(0.02)

Net Asset Value – End of Period	$15.17	$16.87	$17.99	$14.18	$12.72

Total Return	-3.28%	2.73%	33.60%	12.01%	0.46%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$44,868	$52,652	$59,061	$46,902	$42,056
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.55%	1.49%	1.52%	1.54%	1.55%
After expense waiver and/or reimbursement	1.50%	1.49%	1.50%	1.50%	1.50%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	0.14%	0.95%	0.21%	0.44%	0.11%
After expense waiver and/or reimbursement	0.19%	0.95%	0.23%	0.48%	0.16%
Portfolio turnover rate	11%	23%	9%	28%	29%

(1)	Net investment income per share is calculated using the ending balance of accumulated net investment income prior to considerations of adjustments for permanent book and tax differences.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

	LKCM Aquinas Growth Fund
	Year Ended December 31, 2015		Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011
Net Asset Value – Beginning of Period	$17.21		$21.44		$18.53		$16.86		$16.61

Net investment loss	(0.05	)(1)	(0.09	)(1)	(0.13	)(2)	(0.07	)(1)	(0.10	)(1)
Net realized and unrealized gain on investments	0.45		0.43		5.07		1.84		0.35

Total from investment operations	0.40		(0.34)		4.94		1.77		0.25

Distributions from net realized gains	(1.09)		(4.57)		(2.03)		(0.10)		—

Net Asset Value – End of Period	$16.52		$17.21		$21.44		$18.53		$16.86

Total Return	2.19%		1.25%		26.74%		10.52%		1.51%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$26,336		$31,084		$43,937		$35,315		$33,698
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.66%		1.60%		1.58%		1.58%		1.60%
After expense waiver and/or reimbursement	1.50%		1.50%		1.50%		1.50%		1.50%
Ratio of net investment loss to average net assets:
Before expense waiver and/or reimbursement	(0.44)%		(0.51)%		(0.69)%		(0.44)%		(0.71)%
After expense waiver and/or reimbursement	(0.28)%		(0.41)%		(0.61)%		(0.36)%		(0.61)%
Portfolio turnover rate	21%		30%		44%		42%		50%

(1)	Net investment loss per share is calculated using the ending balance of accumulated net investment loss prior to considerations of adjustments for permanent book and tax differences.
(2)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.

	LKCM Aquinas Small Cap Fund
	Year Ended December 31, 2015		Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011
Net Asset Value – Beginning of Period	$7.66		$9.39		$7.34		$7.35		$7.07

Net investment loss	(0.04	)(2)	(0.07	)(2)	(0.07	)(1)	(0.00	)(1)(3)	(0.06	)(1)
Net realized and unrealized gain (loss) on investments	(0.30)		(0.33)		2.45		0.59		0.34

Total from investment operations	(0.34)		(0.40)		2.38		0.59		0.28

Distributions from net realized gains	(1.21)		(1.33)		(0.33)		(0.60)		—

Net Asset Value – End of Period	$6.11		$7.66		$9.39		$7.34		$7.35

Total Return	-4.74%		-4.54%		32.41%		8.16%		3.96%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$6,365		$7,429		$14,673		$11,684		$11,037
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	2.59%		2.27%		2.25%		2.32%		2.44%
After expense waiver and/or reimbursement	1.50%		1.50%		1.50%		1.50%		1.50%
Ratio of net investment loss to average net assets:
Before expense waiver and/or reimbursement	(1.55)%		(1.55)%		(1.54)%		(0.84)%		(1.81)%
After expense waiver and/or reimbursement	(0.46)%		(0.78)%		(0.79)%		(0.02)%		(0.87)%
Portfolio turnover rate	72%		66%		60%		82%		70%

(1)	Net investment loss per share is calculated using the ending balance of accumulated net investment loss prior to considerations of adjustments for permanent book and tax differences.
(2)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(3)	Less than $(0.005).

STATEMENT OF ADDITIONAL INFORMATION

Reorganizations of

LKCM Aquinas Small Cap Fund

LKCM Aquinas Growth Fund,

each a series of LKCM Funds

INTO

LKCM Aquinas Value Fund,

another series of LKCM Funds

301 Commerce Street, Suite 1600

Fort Worth, TX 76102

1-800-423-6369

Dated June 1, 2016

Acquisition of the Assets and Stated Liabilities of:	By and in Exchange for Shares of:
LKCM Aquinas Small Cap Fund	LKCM Aquinas Value Fund, which would become the LKCM Aquinas Catholic Equity Fund upon completion of the reorganizations

LKCM Aquinas Growth Fund	LKCM Aquinas Value Fund, which would become the LKCM Aquinas Catholic Equity Fund upon completion of the reorganizations

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements, and should be read in conjunction with, the Combined Proxy Statement and Prospectus (“Proxy Statement”) dated June 1, 2016, relating to the proposed reorganizations of the LKCM Aquinas Small Cap Fund (“Small Cap Fund”) and the LKCM Aquinas Growth Fund (“Growth Fund”), each a series of LKCM Funds (“Trust”) into the LKCM Aquinas Value Fund (“Value Fund” or “Acquiring Fund”), another series of the Trust (each, a “Reorganization”). Each of the Small Cap Fund and the Growth Fund are referred to herein as an “Acquired Fund.” If the proposed Plan of Reorganization and Dissolution (“Plan”) is approved by shareholders of each Acquired Fund, at the time the Reorganizations are completed, the name of the Value Fund will change to the LKCM Aquinas Catholic Equity Fund (“Equity Fund”) and its investment strategies and operating expenses, including the expense limitation agreement, will change as described in the Proxy Statement. The Reorganizations involve: (1) each Acquired Fund transferring all of its respective assets to the Acquiring Fund in exchange solely for shares of the Acquiring Fund and the Acquiring Fund’s assumption of all the liabilities of the Acquired Fund; (2) each Acquired Fund distributing those shares of the Acquiring Fund to its shareholders; and (3) each Acquired Fund being dissolved. To obtain a copy of the Proxy Statement, please write to the Trust at the address set forth above or call (800) 423-6369. The transfer is to occur pursuant to an Plan of Reorganization and Dissolution. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement.

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CONTENTS OF THE SAI

This SAI consists of the cover page, the information set forth below and the following documents, which are incorporated by reference herein (legally considered to be part of this SAI) and accompany this SAI:

1.	The Prospectus and Statement of Additional Information for the Acquired Funds and the Acquiring Fund, dated May 1, 2016 (Filed on April 29, 2016; Accession No. 0001193125-16-569657), as supplemented on June 1, 2016 (Accession No. 0001193125-16-610671); and

2.	Annual Report to Shareholders of the Acquired Funds and the Acquiring Fund for the fiscal year ended December 31, 2015 (Filed on February 29, 2016; Accession No. 0001193125-16-482891).

A Special Meeting of Shareholders of the Acquired Funds to consider the Reorganizations will be held at 9:00 a.m., Central Time, on July 20, 2016, at The Fort Worth Club, 306 West Seventh Street, 12th Floor, Fort Worth, Texas 76102. For further information about the Reorganizations, please see the Proxy Statement.

PRO FORMA FINANCIAL INFORMATION

Set forth below is unaudited pro forma financial information demonstrating the effect of the Reorganizations on the Acquired Funds and the Acquiring Fund as if the Reorganizations had been completed and effective for the twelve-month period ended December 31, 2015.

The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganizations had been completed and effective for the twelve-month period ended December 31, 2015. This pro forma financial information has been estimated in good faith based on information derived from the books and records used in calculating the daily net asset values of the Acquired Funds and the Acquiring Fund for the twelve-month period ended December 31, 2015. The unaudited pro forma financial information should be read in conjunction with the combined proxy statement and prospectus and the historical financial statements of the Acquired Funds and the Acquiring Fund, which are available in the Annual Report to Shareholders of the Acquired Funds and the Acquiring Fund for the fiscal year ended December 31, 2015, which are on file with the SEC and available at no charge.

Narrative Description of the Pro Forma Effects of the Reorganizations

Note 1 – Reorganizations

The unaudited pro forma information has been prepared to give effect to the Reorganizations as of the period indicated below. The Reorganizations will occur only if shareholders of each Acquired Fund separately approves its Reorganization.

Acquired Funds	Acquiring Fund	Statement of Assets and Liabilities as of, and Statement of Operations for, the Period Ended
Small Cap Fund	Value Fund	December 31, 2015
Growth Fund	Value Fund	December 31, 2015

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Basis of Pro Forma. The Reorganizations will be accounted for as tax-free reorganizations of investment companies; therefore, no gain or loss will be recognized by the Acquiring Fund or its shareholders as a result of the Reorganizations. Each of the Acquired Funds and the Acquiring Fund is a series of the Trust, a registered open-end management investment company that issues its shares in separate series. If the Plan is approved by shareholders of both Acquired Funds, at the time the Reorganizations are completed, the name of the Value Fund will change to the Equity Fund and the Value Fund’s investment strategies and operating expenses, including the expense limitation agreement with Luther King Capital Management Corporation (“LKCM”), the investment adviser to the Funds, will change to the investment strategies and operating expenses, including the expense limitation agreement, of the Equity Fund. The Reorganizations will be accomplished by (1) each Acquired Fund transferring all of its respective assets to the Acquiring Fund in exchange solely for shares of the Acquiring Fund and the Acquiring Fund’s assumption of all the liabilities of the Acquired Fund, (2) each Acquired Fund distributing those shares of the Acquiring Fund to its shareholders, and (3) each Acquired Fund being dissolved.

The table below shows the shares exchanged by the Acquiring Fund and received by shareholders of the Acquired Funds if the Reorganizations were to have taken place on the period ended date in Note 1.

Acquired Fund	Shares Exchanged	Acquiring Fund
Small Cap Fund	419,552	Value Fund (which will become the Equity Fund after giving effect to the proposed Reorganizations)

Growth Fund	1,736,045	Value Fund (which will become the Equity Fund after giving effect to the proposed Reorganizations)

Under accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving entity, the Equity Fund, and the results of operations of the Equity Fund for periods prior to the effective date of the Reorganizations will not be restated.

Note 2 – Net Assets

The table below shows the net assets of the Acquired Funds, the Acquiring Fund and pro forma combined net assets of the Equity Fund as of the date indicated.

Fund	Net Assets	As of Date
Small Cap Fund (Acquired Fund)	$6,364,602	December 31, 2015
Growth Fund (Acquired Fund)	$26,335,803	December 31, 2015
Value Fund (Acquiring Fund)	$44,867,990	December 31, 2015
Equity Fund (Pro Forma)	$77,568,395	December 31, 2015

Note 3 – Pro Forma Adjustments

The table below reflects adjustments to expenses needed to the pro forma combined Equity Fund as if the Reorganizations had taken place on the first day of the period as disclosed in Note 1. The pro forma information has been derived from the books and records used in calculating the daily net asset values of the Funds and have been prepared in accordance with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect this information. Actual results could differ from those estimates.

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Equity Fund
Expense Category	Increase (Decrease)	Basis Point Effect
Investment advisory fees	($7,397)	(0.01)%
Distribution expense	($129,572)	(0.15)%
Other expenses	($171,077)	(0.20)%
Expense Waiver and/or Reimbursement(1)	$123,861	0.14%

(1)	Due to an expense limitation agreement between LKCM and the Equity Fund, which would take effect upon completion of the Reorganizations and continue until at least December 31, 2017, the cap on the net expense ratio of the Equity Fund would be reduced to 1.00% per annum from the cap on the net expense ratio of 1.50% per annum currently in effect for the Value Fund (in each case excluding interest, taxes, brokerage commissions, indirect fees and expenses related to investments in other investment companies, including money market funds, and extraordinary expenses).

Note 4 – Reorganization Costs

LKCM will bear all of the Funds’ direct expenses (other than brokerage or similar expenses) associated with the Reorganizations. Those expenses include the costs relating to the Special Meeting (including the direct costs associated with the solicitation of proxies and the cost of copying, printing and mailing proxy materials) and of preparing and filing the registration statement that includes the Proxy Statement.

Note 5 – Accounting Survivor

The Value Fund (which will become the Equity Fund after giving effect to the proposed Reorganizations) will be the accounting survivor. The surviving fund will have the portfolio management team, investment objective, principal investment strategies, expense structure, and investment policies, restrictions and limitations of the Equity Fund as described in the Proxy Statement.

Note 6 – Tax Consequences

The Reorganizations are expected to be tax-free to each Acquired Fund and its shareholders. Additionally, LKCM has reviewed each Acquired Fund’s current portfolio holdings and determined that those holdings are generally consistent and compatible with the Equity Fund’s investment strategies, objectives and restrictions. Thus, if the Plan is approved, LKCM believes that a majority of the Acquired Funds’ assets could be transferred to and held by the Equity Fund, although it is expected that some of those holdings may not remain at or following the time of Reorganizations due to normal portfolio turnover. The extent of portfolio realignment and related realized gains or losses resulting from such sales is not yet known but is not expected to be significant.

Each Acquired Fund is expected to undergo an ownership change for tax purposes and thus, as a result, its respective capital loss carry forwards and certain built-in losses, if any, may be subject to the loss limitation rules of the Internal Revenue Code. As of the period ended date in Note 1, the Small Cap Fund and the Growth Fund had capital loss carryovers of $23,931 and $0, respectively.

For additional information regarding tax consequences of the Reorganizations, please see the section entitled “Additional Key Information About the Proposals–Federal Income Tax Consequences” in the Proxy Statement.

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